                                  SUBLEASE AGREEMENT

     This Sublease ("Sublease") is made as of this 13th day of January, 1995, by and between LTX CORPORATION, a Massachusetts corporation ("Sublandlord") and NOVELLUS SYSTEMS, INC., a California corporation ("Subtenant").

                                     WITNESSETH:

1.   RECITALS.  This Sublease is made with reference to the following facts:

     1.1 California Second, Ltd., a Florida limited partnership, as landlord ("Master Landlord"), and Sublandlord, as tenant, entered into a written lease dated March 8, 1984 (the "Original Lease"), covering premises described in the Original Lease.

     1.2 The Original Lease was amended by that certain (i) First Addendum to Lease, dated May 7, 1984, (ii) Addendum No. 2, dated May 30, 1990, (iii) Third Amendment to Lease, dated February 17, 1994, and (iv) Fourth Amendment to Lease, executed contemporaneously herewith. The Original Lease and said amendments are hereinafter collectively referred to as the "Master Lease", a copy of which is attached hereto and incorporated herein as EXHIBIT A.

     1.3 Subtenant desires to sublet all the premises described in the Master Lease (the "Premises") from Sublandlord on the terms and conditions contained in this Sublease.

2.   BASIC SUBLEASE PROVISIONS.

     2.1  Project Name:                      McCandless Business Park

          Premises Address:                  3970 North First Street,
                                             San Jose, California

     2.2  Rentable Area of Premises:         42,048 square feet.

     2.3  Subtenant's Percentage Share:      28.63% of the Project
                                             Common Area Charges.

     2.4  Commencement Date:                 March 1, 1995.
          Notwithstanding the foregoing, Sublandlord shall provide Subtenant with thirty (30) days advance written notice confirming the date that the Premises will be available for occupancy. In the event that Sublandlord is unable to deliver possession of the Premises to Subtenant on or before March 17, 1995, Subtenant shall be credited with one (1) day of free rent for each day possession is not delivered after March 17, 1995. In the further event that Sublandlord is unable to deliver the Premises on or before May 1, 1995, Sublandlord shall deliver written notice to Subtenant no later than April 26, 1995, notifying Subtenant of Sublandlord's

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          inability to deliver to Premises by May 1, 1995; if Sublandlord is unable to deliver the Premises on or before May 1, 1995, Subtenant shall have the right in its sole discretion either to continue or to terminate this Sublease. If Subtenant does not deliver to Sublandlord written notice of its election to continue this Sublease by May 5, 1995, this Sublease shall automatically terminate and any sums previously delivered to Sublandlord by Subtenant shall be returned to Subtenant and the parties shall have no further rights and obligations hereunder.

                                             If Sublandlord permits Subtenant to
          occupy the Premises prior to February 1, 1995, and Subtenant accepts such early possession (in its sole discretion), such occupancy shall be subject to all of the provisions of this Sublease. Such early possession shall not advance the Expiration Date of this Sublease.

     2.5  Expiration Date:                   June 20, 1999.

     2.6  Rent Commencement Date:            March 1, 1995; provided, however,
          Subtenant shall not be obligated to pay Basic Monthly Rent or Common Area Charges or any other tenant charges until possession of the Premises is delivered to Subtenant pursuant to Subparagraph 2.4 above. Upon the Commencement Date, Subtenant shall deliver to Sublandlord the sum of Twenty-Seven Thousand Three Hundred Thirty-One and 20/100 Dollars ($27,331.20) to be credited against Subtenant's first month of rent ("Advance Rent").

     2.7  Basic Monthly Rent:                $27,331.20 commencing on the Rent
          Commencement Date. All rent shall be paid without demand, deduction, set-off or counterclaim, in advance on the first day of each calendar month during the term of this Sublease, and in the event of a partial rental month, rent shall be prorated.

     2.8  Permitted Use:                     The Premises may be used for the
          following purposes: (i) general office uses, (ii) research and development of semiconductor equipment, (iii) light manufacturing and assembly of semiconductor equipment, (iv) processing of semiconductor wafers, and (v) any other lawful use permitted under the Master Lease.

     2.9  Subtenant Improvement Allowance:   Upon the Commencement Date,
          Sublandlord shall provide Subtenant with One Hundred Twenty-Five Thousand Dollars ($125,000) to be utilized for improvement of the Premises. Sublandlord shall net Subtenant's Advance Rent and Security Deposit against the Subtenant Improvement Allowance for a net payment to Subtenant of Seventy Thousand Three Hundred Thirty-Seven and 60/100 Dollars. ($70,337.60). The

                                          2

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          Subtenant Improvements to be constructed by Subtenant shall be constructed by McCandless Construction pursuant to plans and specifications to be prepared by Craig Almeleh/McCandless Construction based on the description of tenant improvements attached hereto and incorporated herein as EXHIBIT B and the final plans and specifications are subject to Master Landlord's consent and approval as required under Paragraph 8 of the Master Lease. Sublandlord hereby consents to Subtenant's construction of said Subtenant Improvements and Construction of the alterations shall be made in accordance with the terms of Paragraph 8 of the Master Lease, subject to obtaining Master Landlord's consent.

     2.10 Option to Extend:                  Sublandlord hereby assigns to
          Subtenant all its rights in the Option to Extend Term set forth in Paragraph 3 of the Third Amendment to Lease, as modified by Paragraph 1 of the Fourth Amendment to Lease. In the event that the option is timely exercised by Subtenant, Subtenant and Master Landlord shall enter into a direct lease under all the provisions of the Master Lease, including without limitation, the amount of basic rent which shall be determined pursuant to the terms and conditions of Paragraph 3 of the Third Amendment to Lease, and the Master Lease shall terminate upon execution of a binding direct lease between Subtenant and Master landlord on said terms.

     2.11 Acceptance of Premises:            Subtenant agrees to accept the
          Premises in an "as is" condition. Without limiting the foregoing, Subtenant's rights in the Premises are subject to all local, state and federal laws, regulations and ordinances governing and regulating the use and occupancy of the Premises. Subtenant acknowledges that neither Sublandlord nor Sublandlord's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Subtenant's business.

     2.12 Address for payment of rent and notices:

          SUBLANDLORD:                       SUBTENANT:

          LTX Corporation                    Novellus System, Inc.
          LTX Park at University Ave.        81 Vista Montana
          Westwood, MA  02090-2306           San Jose, CA  95134
          Att'n:  Glenn Meloni,              Att'n:  John Root
                  Corporate Controller       (408) 943-3422 fax
          (617) 329-8886 fax

     2.13 Security Deposit:                  Upon the Commencement Date,
          Subtenant shall deposit with Sublandlord the sum of Twenty-Seven Thousand Three Hundred Thirty-One and 20/100 Dollars ($27,331.20) ("Deposit") as security for Subtenant's faithful performance of Subtenant's obligations hereunder. If there is an Event of Default by Subtenant hereunder, Sublandlord may use, apply or retain all or any portion of the Deposit for the payment of any rent or other charge in default or for the payment of any other sum which Sublandlord incurs by reason of Subtenant's default , or to compensate Sublandlord for any loss or damage which Sublandlord may suffer thereby. If Sublandlord uses or applies all or any portion of the Deposit, Subtenant shall within ten (10) days after written demand therefor deposit cash with Sublandlord in an amount sufficient to restore the Deposit to its full amount and Subtenant's failure to do so shall be a material breach of this Sublease. Sublandlord shall not be required to keep the Deposit separate from its general accounts. If Subtenant performs all of Subtenant's obligations hereunder, the Deposit, or so much therof as has not been used or applied by Sublandlord, shall be returned with payment of interest, to Subtenant within ten (10) days after the Expiration date.

     2.14 Broker:                            The Commercial Property Service
          Company ("CPS). Sublandlord and Subtenant hereby acknowledge and agree that CPS is acting as a dual agent.

3. INCORPORATION BY REFERENCE; ASSUMPTION. All of the Paragraphs of the Master Lease are incorporated into this Sublease as if fully set forth in this Sublease except for the following: Paragraphs 2,3,4 (a), 4 (b), 4 (d), 5,31,49,50, and Exhibit C of the Original Lease; the First Amendment to Lease; Addendum No. 2; and Paragraphs 2, 3 (e), and 6 of the Third Amendment to Lease.

     3.1 If any provisions of this Sublease conflict with any portion of the Master Lease as incorporated herin, the terms of this Sublease shall govern.

     3.2 Subtenant shall assume and perform to Sublandlord the Tenant's obligations under the Master Lease provisions to the extent that the provisions are applicable to the Premises. Subtenant shall pay to Sublandlord all taxes, utilities, common area charges and any other sums payable by Sublandlord under the Master Lease prior to the date any such amounts are due and payable by Sublandlord.

     3.3 With respect to work, services, repairs, repainting, restoration, the provision of utilities, elevator or HVAC services, or the performance of other obligations required of Master Landlord uner the Master Lease, Sublandlord shall be obligated to request the same, on request in writing by subtenant, and to use diligent efforts to obtain the same from Master Landlord. Subtenant shall cooperate with Sublandlord as

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
may be required to obtain from Master Landlord any such work, services, repairs, repainting restoration, the provision of utilities, elevator or HVAC services, or the performance of any of Master Landlord's other obligations under the Master Lease.

4. COVENANT OF QUIET ENJOYEMNT. Sublandlord represents that the Master Lease is in full force and effect and that there are no defaults on Sublandlord's or Master Landlord's part under it as of the Commencement Date. Subject to the terms of this Sublease and the Master Lease, Sublandlord represents that if Subtenant performs all the provisions in this Sublease to be performed by Subtenant, Subtenant shall have and enjoy throughout the term of this Sublease the quiet and undisturbed possession of the Premises.

5.   MASTER LEASE.

     5.1 Subtenant and Sublandlord, and each of them, hereby agree that they will not do or permit to be done anything which would constitute a violation or breach of any of the terms, conditions or provisions of the Master Lease or which would cause the Master Lease to be terminated or forfeited by virtue of any risks of termination or forfeiture reserved by or vested in Master Landlord.

     5.2 If Sublandlord defaults under the Master Lease, Master Landlord hereby agrees to give Subtenant written notice of the default and Subtenant shall have five (5) days from the date such notice is given to Subtenant to cure such default or a reasonable time if a non-monetary default can not reasonably be cured within five (5) days; provided that Subtenant shall have no obligation to cure any such default by Sublandlord. Notwithstanding anything to the contrary contained herein, any and all amounts expended by Subenant to cure Sublandlord's default under the Master Lease shall serve as an offset against any monies owed to Sublandlord by Subtenant under this Sublease.

     5.3 If there is a default under the Master Lease by Sublandlord, and Master Landlord and Subtenant are able to agree on the terms of the new direct lease between Master Landlord and Subtenant, including payment of all past-due monetary payments and cure of any other defaults under the Master Lease, Sublandlord hereby agrees that the Master Lease may be terminated by Master Landlord and that Master Landlord and Subtenant shall have the right, without any other further action, agreement or document from or on behalf of Sublandlord, to enter into the new direct lease, and the Master Lease shall be deemed terminated as of the date of execution of such new direct lease (the "Master Lease Termination Date") between Master Landlord and Subtenant and Sublandlord shall be released of all obligations under the Master Lease accruing after the Master Lease Termination Date; provided, however, Master Landlord and Subtenant may enter into such new lease without waiving any rights, remedies or claims either may have against Sublandlord as a result of the default under the Master Lease which accrued prior to the Master Lease Termination Date, and all such rights, remedies and claims shall be deemed preserved and survive the termination of Master Lease as specified herein.

     5.4 If Sublandlord is given the right under the Master Lease to terminate the Master Lease (e.g. in case of destruction or condemnation), Subtenant shall have the right, in its sole discretion, to determine whether it wishes to have the Master Lease terminated. If Subtenant elects to have the Master Lease terminated, Subtenant shall terminate this Sublease and Sublandlord shall terminate the Master Lease. If Subtenant elects not to terminate this Sublease, then Sublandlord shall promptly take such action as is necessary under the Master Lease, if any, to prevent any such termination from occurring.

6.   REPRESENTATIONS AND WARRANTIES OF SUBLANDLORD.    Sublandlord represents
and warrants as follows: (i) the Master Lease is the entire agreement between Master Landlord and Sublandlord regarding the Premises, and the Master Lease has not been amended or modified except as expressly set forth in this Sublease,
(ii) Master Landlord and Sublandlord are not now, and at the Commencement Date will not be, in breach or default of any of the provisions of the Master Lease, and (iii) Sublandlord has now, and will have as of the Commencement Date, complied with all laws and regulations relating to the use and occupancy of the Premises

7.   HAZARDOUS MATERIALS.     Sublandlord represents that to the best of its
knowledge there are no Hazardous Materials (as defined in the Master Lease) on, in, under or about the Premises. Sublandlord further represents that it has complied with all Hazardous Materials Laws (as defined in the Master Lease) during its tenancy on the Premises.

8. REAL ESTATE BROKERS. Each party warrants to the other that there are no brokerage commissions or fees payable in connection with this Sublease except to the broker set forth in Paragraph 2.14 above, whose commission shall be paid by Sublandlord. Each party further agrees to indemnify and hold the other party harmless, from any cost, liability and expense (including attorneys' fees) which the other party may incur as the result of any breach of this Paragraph 8.

9.   ARBITRATION.   The provisions of this Paragraph 9 shall apply to the
resolution of disputes between Sublandlord and Subtenant unless the Master Landlord is or may become a party to the dispute, in which event the provisions of this Paragraph 9 shall apply only if the Master Landlord agrees to settle the dispute pursuant to the terms hereof.

     DISPUTE RESOLUTION: NOTICE: BY INITIALLING IN THE SPACE BELOW, SUBLANDLORD AND SUBTENANT AGREE TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THIS DISPUTE RESOLUTION PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED UNDER CALIFORNIA LAW AND SUBLANDLORD AND SUBTENANT AGREE TO GIVE UP ANY RIGHTS EACH MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT BY JURY TRIAL. BY INITIALLING IN THE SPACE BELOW, SUBLANDLORD AND SUBTENANT EACH AGREE TO GIVE UP THEIR JUDICIAL

RIGHTS TO DISCOVERY AND APPEAL UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE DISPUTE RESOLUTION PROVISION. IF EITHER PARTY REFUSES TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, THE NONCOMPLYING PARTY MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. SUBLANDLORD'S AND SUBTENANT'S AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

EACH PARTY HAS READ AND UNDERSTANDS THE FOREGOING AND AGREES TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE DISPUTE RESOLUTION PROVISION TO NEUTRAL ARBITRATION.

     Subtenant: /s/                        Sublandlord:/s/
               --------------                          --------------

EXCEPT AS PROVIDED IN THE FIRST PARAGRAPH AND THE LAST PARAGRAPH OF THIS PARAGRAPH 9, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS SUBLEASE OR ANY AGREEMENT OR INSTRUMENTS RELATING HERETO OR DELIVERED IN CONNECTION HEREWITH, INCLUDING, BUT NOT LIMITED TO, A CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, WILL, AT THE REQUEST OF ANY PARTY, BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH CALIFORNIA LAW UNDER THE AUSPICES AND RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). THE AAA WILL BE INSTRUCTED BY EITHER OR BOTH PARTIES TO PREPARE A LIST OF THREE JUDGES WHO HAVE RETIRED FROM THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, A HIGHER CALIFORNIA COURT OR ANY FEDERAL COURT. WITHIN 10 DAYS OF RECEIPT OF THE LIST, EACH PARTY MAY STRIKE 1 NAME FROM THE LIST. THE AAA WILL THEN APPOINT THE ARBITRATOR FROM THE NAME(S) REMAINING ON THE LIST. THE ARBITRATION WILL BE CONDUCTED IN SAN JOSE, OR IN A LOCATION AGREED TO BY THE PARTIES. ANY CONTROVERSY IN INTERPRETATION OR ENFORCEMENT OF THIS PR0VISION, OR WHETHER A DISPUTE IS ARBITRABLE, WILL BE DETERMINED BY THE ARBITRATORS. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR JUDICIAL RELIEF OR IN PURSUANT OF AN ANCILLARY REMEDY DOES NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE PLAINTIFF, TO SUBMIT THE CONTROVERSY OR CLAIM TO ARBITRATION.

10.  ATTORNEYS' FEES.    If there is any legal or arbitration action or
proceeding between Sublandlord and Subtenant to enforce any provision of this Sublease or to protect or establish any right or remedy of either Sublandlord or Subtenant hereunder, the unsuccessful party to such action or proceeding will pay to the prevailing party all costs and expenses, including reasonable attorneys' fees incurred by such prevailing party in such action or proceeding and in any appearance in connection therewith, and if such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees will be determined by the court or arbitration panel handling the proceeding and will be included in and as a part of such judgment.

11. NOTICES. All notices given under this Sublease must be in writing and shall be effectively served upon delivery, or if mailed, upon the first to occur of receipt or the expiration of forty-eight hours after deposit in certified United States mail,

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postage prepaid, sent to the party at its address set forth in Paragraph 2.12.
Those addresses may be changed by either party by notice to the other party.

12. AUTHORIZATION. Each party hereto represents that it has the authority to enter into this Sublease, and that all requirements or conditions precedent to its execution of this Sublease have been satisfied.

13.  MASTER LANDLORD'S CONSENT.    This Sublease is expressly conditioned upon
receipt of the written consent of Master Landlord in the form attached hereto within five (5) days from the date of this Sublease.

     IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the day and year first above written.

                    Sublandlord:   LTX CORPORATION, a Massachusetts corporation


                                   By  /s/  John F. Anori
                                      -----------------------------------------

                                   Its  Chief Financial Officer
                                       ----------------------------------------


                    Subtenant:     NOVELLUS SYSTEMS, INC., a California
                                   corporation


                                   By  /s/
                                      ------------------------------

                                   Its  V.P. and Chief Financial Officer
                                       -----------------------------

                              CONSENT OF MASTER LANDLORD


     California Second, Ltd., a Florida limited partnership ("Master Landlord"), hereby certifies to Subtenant that (i) the Master Lease (as defined in the Sublease and attached thereto as EXHIBIT A) is the entire agreement between Master Landlord and Sublandlord regarding the Premises, and the Master Lease has not been amended or modified, (ii) Master Landlord is not now, and at the Commencement Date will not be, in breach or default of any of the provisions of the Master Lease, and (iii) to the best of Master Landlord's knowledge, Sublandlord is not in breach or default of any provision of the Master Lease.

     Master Landlord hereby consents to the foregoing Sublease, and specifically agrees to the permitted uses specified in Paragraph 2.8 of the Sublease, the assignment of the option to extend the term as specified in Paragraph 2.10 of the Sublease, the notice provisions specified in Paragraph 5.2 of the Sublease, and the provisions of Paragraph 5.3 of the Sublease.

Date:  February 3, 1995

               Master Landlord:         CALIFORNIA SECOND, LTD., a Florida
                                        limited partnership

                                             By: McCandless Partnership, a
                                                 California general
                                                 partnership, as its general
                                                 partner


                                                By:  /s/ Birk S. McCandless
                                                   ----------------------------
                                                     Birk S. McCandless, as
                                                     Trustee under the Birk S.
                                                     McCandless and Mary
                                                     McCandless Inter Vivos
                                                     Trust Agreement, dated
                                                     February 17, 1982, as a
                                                     general partner

                                      EXHIBIT A

                                     MASTER LEASE

                                      EXHIBIT B

                          DESCRIPTION OF TENANT IMPROVEMENTS

     Sublandlord and Master Landlord acknowledge Subtenant intends to install the following improvements in the Premises and approves the same subject to Master Landlord's approval of the final plans and specifications:

          1. The building will be remodeled to be a standard open office type of environment except for a warehouse adjoining the loading dock no less than 5,000 square feet no greater than 15,000 square feet.

          2. The office area will have a standard 9' drop ceiling and the warehouse ceiling will be open to the roof structure.

          3. The raised computer floors and computer rooms will be removed. Existing roof top HVAC units will remain. The office area will be serviced by a standard variable air volume HVAC system.

          4. The existing restroom cores will be utilized and modified as needed to meet current codes.

          5. Private offices and conference rooms will be distributed throughout the office area. Doors will be full height, solid core.

          6. Lighting and electrical distribution will be standard for similar office space in other buildings in the project.

          7. Floor coverings will consist of standard grade glue down carpet in the general office areas, with upgrades (at Subtenant's election) in executive offices and conference rooms. Lobbies and lunch room areas may have hard surface finishes of Subtenant's choice.

Subtenant will submit final plans and specifications to Master Landlord for final approval prior to the commencement of construction. Master Landlord will approve the final plans within (5) five days of receipt. Subtenant will submit preliminary plans to Master Landlord for comment prior to the commencement of construction documents.

                                        LEASE

     THIS LEASE is made MARCH 8, 1984 between CALIFORNIA SECOND, LTD. ("Landlord") and LTX CORPORATION ("Tenant").

                                     WITNESSETH:

     Landlord leases to Tenant and Tenant leases from Landlord those certain premises (the "Premises") outlined in red on Exhibit A, which Landlord and Tenant hereby agree consists of approximately forty-two thousand forty-eight (42,048) square feet in McCandless Business Park - San Jose (the "Project"). As used herein the term Project shall mean and include all of the land described in Exhibit B and all of the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

     Improvements for Tenant shall be constructed in accordance with the plans and specifications, and other terms and conditions, set forth in Exhibit C. Said work shall be at the expense of Landlord and/or Tenant as set forth in Exhibit C and shall in each case be performed diligently and in a first-class, workmanlike manner.

     Tenant covenants, as a material part of the consideration of this lease, to perform and observe each and all of the terms, covenants and conditions set forth below, and this lease is made upon the condition of such performance and observance.

          1.   USE
               Tenant shall use the Premises for offices, research and development, and light manufacturing and shall not use or permit the Premises to be used for any other purpose.

          2.   TERM

               (a) The term shall be for ten (10) years (unless sooner terminated as hereinafter provided) and, subject to paragraphs 2(b) and 3, shall commence on May 15, 1984 and end on May 14, 1994.

               (b) Possession of the Premises shall not be deemed tendered and the term shall not commence until the first to occur of the following:

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                    (1)  One day after a Certificate of Occupancy is granted by the proper governmental agency, or, if the governmental agency having jurisdiction over the area in which the Premises are situated does not issue Certificates of Occupancy and no such certificate is required by law, then one day after certification by Landlord's architect or contractor that the Landlord's construction work has been completed;

                    (2) Upon the occupancy of the Premises by any of Tenant's operating personnel; or

                    (3) Upon substantial completion of all work to be done by Landlord pursuant to Exhibit C, exclusive of telephones or other communication systems and punchlist items, or, if Landlord is prevented from or delayed in completing its work under Exhibit C due to the acts or omissions of Tenant, then upon the date by which such work would have been completed but for such acts or omissions by Tenant.

          3.   POSSESSION

               If Landlord for any reason cannot deliver possession of the Premises to Tenant at the date of commencement set forth in paragraph 2(a), this lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage on account thereof. Tenant shall not be liable for rent until Landlord delivers possession of the Premises to Tenant, as defined in paragraph 2. If the term commences on a date other than specified in 2(a) above, then the parties shall immediately execute an amendment to this lease stating the actual date of commencement. The expiration date of the term shall be extended by the same number of days that Tenant's possession of the Premises was delayed from that set forth in paragraph 2(a). Notwithstanding the above, the period of delay shall not exceed ninety (90) days from May 15, 1984 plus the number of days of delay caused by strike or other causes beyond Landlord's reasonable control. If the period of delay exceeds the allowable delay, Landlord shall not be liable to Tenant for any loss or damage on account thereof, but Tenant may, at its option, declare this lease void, and, if Tenant so elects, all amounts deposited with Landlord shall be returned to Tenant.

          4.   MONTHLY RENT

               (a) MONTHLY RENT. Tenant shall pay to Landlord as monthly rent for the Premises, in advance and subject to adjustment as provided in paragraph 5, the sum of Thirty-Two Thousand Two Hundred Twenty and no/100 Dollars ($32,220.00) on or before the first day of the first full calendar month

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

of the term and on or before the first day of each and every successive calendar month Rent for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly rent per day.

               (b) PLACE OF PAYMENT. All rent and other amounts due Landlord hereunder shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, at the office of Landlord at 710 Lakeway, Suite 200, Sunnyvale, California 94086 or to such other person or place as Landlord may from time to time designate in writing.

               (d) SECURITY DEPOSIT. Concurrently with Tenant's execution of this lease, Tenant shall deliver to Landlord an unconditional and irrevocable Letter of Credit in the amount of Forty-Five Thousand Four Hundred Eleven and 84/100 Dollars ($45,411.84) to secure the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant. The Letter of Credit shall be available by draft at sight, subject only to receipt by the bank of a notarized statement from Birk S. McCandless or Steven E. Sund stating that the amount demanded is due and owing to Landlord. The Letter of Credit shall by its terms terminate on May 14, 1989.

               If Tenant fails to comply with any provision of this lease, including without limitation the payment of rent and other amounts due Landlord, after three (3) business days' written notice to Tenant, Landlord may immediately and without further notice resort to said Letter of Credit and use or apply all or any part of same to compensate Landlord for any loss and expense occasioned thereby and for the payment of any amount due Landlord under the terms of this lease.

               If any portion of said Letter of Credit is used as specified above, Tenant shall, within ten (10) business days after written demand therefor, restore the Letter of Credit to its original amount; Tenant's failure to do so shall be a material breach of this lease.

               Landlord's resort to said Letter of Credit shall in no way or manner constitute an acceptance of or waiver of such failure by Tenant to comply with this lease; nor shall resort to said Letter of Credit terminate, or permit Tenant to terminate, or constitute a forfeiture of, or be construed as an election by Landlord to terminate, this lease; nor shall such resort affect Landlord's remedies otherwise available under this lease or at law.

          5.   ADJUSTMENTS TO MONTHLY RENT

               The monthly rent provided for in paragraph 4(a) shall be increase as follows:

               (a) The monthly rent shall be increased commencing on the first day of the eleventh (11th), thirty-seventh (37th) and forty-ninth (49th) months of the term, as follows:

               Months 11 - 36      $45,411.84 per month
               Months 37 - 48      $50,833.00 per month
               Months 49 - 60      $53,583.00 per month.

               (b) The monthly rent shall be adjusted to market rent on the first day of the sixty-first (61st) month of the term, such adjusted monthly rent being hereafter called "Revised Base Rent." If the parties are unable to agree on the Revised Base Rent at least thirty (30) business days before the first day of the sixty-first (61st) month of the term, the Revised Base Rent shall be set in the following manner: (i) Landlord and Tenant shall each select a licensed real estate broker with not less than five years' experience in the business of commercial leasing of property of the same type and use as the Premises and in the same geographial vicinity, (ii) such two real estate brokers shall select a third similarly qualified broker, and the three brokers so selected shall determine the Revised Base Rent, (iii) the decision of the brokers shall be final and binding upon the parties hereto, and (iv) the brokers shall base their determination of the Revised Base Rent on the monthly rent obtained for property of comparable location, type and use as the Premises with leases of comparable terms, provided that in no case shall the Revise Base Rent be greater than $1.59 per square foot per month nor less than the monthly rent in effect at the sixtieth (60th) month increased by eight percent (8%). Each party shall pay the expenses and charges of the broker appointed by it and the parties shall pay the expenses and charges of the third broker in equal shares. As soon as the Revised Base Rent is so determined, Landlord and Tenant shall immediately execute an amendment to this lease stating the Revised Base Rent.

               (c) The Revised Base Rent shall thereafter be adjusted annually commencing with the seventy-third (73rd) month of the term and every year thereafter in accordance with any increases in the Consumer Price Index for the United States, All Urban Consumers (1967=100) (the "Index"). For the purpose of the adjustments, the base index shall be the Index in effect the first day of the sixty-first (61st) month of the term, and the Extension Index shall be the Index in effect on the date each respective adjustment becomes effective. If the Extension Index has increased over the Base Index, that percentage increase shall be applied to the Revised Base Rent to establish the adjusted monthly rent; provided, however, that in no event shall the monthly rent as so adjusted be less than four percent (4%) per year compounded, or greater than eight percent (8%) compounded, over the Revised Base Rent.

          6.   RESTRICTIONS ON USE

               Tenant shall not do or permit to be done in or about the Premises or the Project, nor bring or keep or permit to be brought or kept in or about the Premises or Project, anything which is prohibited by or will in any way increase the existing rate of (or otherwise effect) fire or any other insurance covering the Project or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Project or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises or the Project which will constitute waste or which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall tenant cause, maintain or permit any nuisance in or about the Premises or the Project. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises for sleeping, washing clothes, or the preparation, manufacture or mixing of anything that might emit any objectionable odor, noises or lights into the adjoining premises or common areas, or the Project. Tenant shall not do anything on the Premises that will cause damage to the project or the building in which the Premises are located and the Premises shall not be overloaded. No machinery, apparatus or other appliance shall be used or operated in the Premises that will in any manner injure, vibrate or shake the Premises.
Landlord shall be the sole judge of whether such odors, noises, lights or vibrations are such as to violate the provisions of this paragraph. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building proper except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or inside of the building proper where designated; and no toxic or hazardous materials shall be disposed of through the plumbing or sewage system. No materials, supplies, equipment, finished products or semi-finished projects, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. No retail sales shall be made on the Premises.

          7.   COMPLIANCE WITH LAWS

               Tenant shall, in connection with its use and occupation of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect,(ii) with the requirements of any board of fire underwriters or any other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure, and provided further that as to any required capital improvement having a useful life of more than one year and which is not required by reason of Tenant's specific use of the Premises, Landlord shall make such capital improvement and Tenant shall pay to Landlord, as additional rent and in cash, the fraction of the cost of such capital improvement equal to the remaining term of this lease over the useful life of the capital improvement.

               The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that act as between Landlord and Tenant. This lease shall remain in full force and effect notwithstanding the any loss or use or other effect on Tenant's enjoyment of the Premises by reason of any governmental laws, statutes, ordinances, rules, regulations, and requirements now and hereafter in effect.

               Notwithstanding the above and except as otherwise specifically provided in Exhibit C , Landlord shall, at its sole cost and expense, make any additions or changes to the Premises as may be required to bring the Premises into compliance with laws, statutes, ordinances and governmental rules, regulations or requirements in effect at the commencement date of this lease.

          8.   ALTERATIONS

               Tenant shall not make or suffer to be made any alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (i) the prior written consent of Landlord (provided that no prior consent shall be required in the case of non-structural improvements costing less than $2,500) and (ii) a valid building permit issued by the appropriate governmental authority. Any alteration made by Tenant (excluding moveable furniture and trade fixtures which have not become an integral part of the building) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and sub-panels), air conditioning, partitioning, drapery and carpet installations made by Tenant, regardless of how attached to the Premises, together with all other alterations that have become an integral part of the building of which the Premises are a part, shall be and become part of the Premises and belong to Landlord upon installation and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this lease.

               Any alteration by Tenant shall be made by Tenant at its sole risk, cost and expense. Alterations requiring Landlord's consent shall be made only after Landlord's written approval of any contractor or person selected by Tenant for that purpose. Upon the expiration or sooner termination of the term, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to promptly both remove any such alteration made by Tenant and Tenant shall repair any damage to the Premises caused by such removal. Any movable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other termination of the term shall become the property of Landlord unless promptly removed by Tenant.

               If during the term any alteration, addition or change of the Premises is required by law, regulation, ordinance or order of any public authority, Tenant, at its sole cost and expense, shall promptly make the same; provided that as to any such required capital improvement having a useful life of more than one year and which is not required by reason of Tenant's specific use of the Premises, Landlord shall make such capital improvement and Tenant shall pay to Landlord, as additional rent and in cash, the fraction of the cost of such capital improvement equal to the remaining term of this lease over the useful life of such capital improvement. If during the term any alteration or change to the Common Area (or to the Project or building in which the Premises is located and it being, in Landlord's judgment, impractical for the affected tenants to individually make such alterations, additions or changes) is required by law, regulation, ordinance or order of any public or quasi-public authority, the cost of such alteration or change shall be a Common Area Charge and Tenant shall pay its percentage share of said costs to Landlord as provided in paragraph 16.

          9.   REPAIR AND MAINTENANCE

               By entry hereunder Tenant accepts the Premises as being in good and sanitary order, condition and repair (excepting only "punch list" items). Except as expressly provided below, Tenant shall at its sole cost keep and maintain the entire Premises and every part thereof including, without limitation, the windows, window frames, plate glass, glazing, truck doors, doors and all door hardware, the interior walls and partitions, lighting and the electrical and plumbing systems. Tenant shall also repair and maintain the heating and air conditioning systems (unless Landlord has elected to keep and maintain the heating and air conditioning systems as provided below) which shall include, without limitation, a periodic maintenance agreement with a reputable and licensed heating and air conditioning service company. If Tenant's use of the heating and air conditioning systems is limited to normal business hours (8 a.m. to 6 p.m.), such agreement shall provide for service at least as often as every sixty days; if Tenant's use of the heating or air conditioning systems extends beyond such normal business hours, this service shall be as often as may be required by Landlord; and in any event such service shall meet all warranty enforcement requirements of such equipment and comply with all manufacturer recommended maintenance. Landlord may elect, at its option, to keep and maintain the heating and air conditioning systems of the Premises and in such event, Tenant shall pay to Landlord upon demand the full cost of such maintenance and of repairs to such systems. To the full extent that it may do so, Landlord agrees to pass on to Tenant all applicable warranties with respect to items that Tenant is obligated to repair and maintain.

               Subject to the provisions of paragraph 17, Landlord shall keep and maintain the roof and structural elements of the buildings constituting the Project, and Common Area, in good order and repair. As used herein, "roof" is defined as the building's roofing membrane and tiles, and "structural elements" is defined as the building's foundation, slab-on-grade, columns, shear walls, floor trusses, metal deck and concrete fill, and the roof beams, purlins and roof plywood. Tenant waives all rights under and benefits of California Civil Code Sections 1932(1), 1941 and 1942 and under any similar law, statute or ordinance now or hereafter in effect. The cost of the repairs and maintenance which are the obligation of Landlord hereunder shall be a Common Area Charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16; provided, however, that if Landlord replaces the entire roof of the building containing the Premises during the term, the Landlord shall bear the cost thereof and no part thereof shall be included in a Common Area Charge, and provided, further, that if any repairs or maintenance is required because of an act or omission of Tenant, or its agents, employees or invitees, Tenant shall pay to Landlord upon demand the full costs of such repair or maintenance.

          10.  LIENS

               Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other party having an interest therein, from mechanics' and materialmen's liens and like liens. Tenant shall give Landlord at least fifteen (15) days' prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices.

          11.  INSURANCE

               Tenant, At it's sole cost and expense, shall keep in force during the term (i) public liability insurance with limits of at least $2,000,000 per occurrence for injuries to or death of persons occurring in, on or about the Premises or the Project and property damage insurance with limits of at least $2,000,000 per occurrence and (iii) Worker's Compensation insurance as required by the State of California. All such policies shall be primary and shall provide that said insurance shall not be canceled or reduced except upon at least thirty (30) days' prior written notice to Landlord. Further, Tenant's public liability insurance shall name Landlord as Additional Insured using ISO Bureau Form G109 or G112001 (or a successor form); shall contain cross-liability endorsements; and shall be issued by an insurance company admitted to transact business in the State of California. Landlord agrees to pay on demand up to $25.00 for the Additional Insured Endorsement.

               Tenant shall, prior to the commencement of the term, provide landlord with a completed Certificate of Insurance using Acord Form 25, a blank copy of which is attached to this lease. Tenant agrees to increase the coverages or otherwise comply with changes in connection with said public liability, property damage and Workers Compensation insurance as Landlord or Landlord's lender may from time to time require.

               Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the project, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition) and flood and/or earthquake insurance if available, plus a policy of rental income insurance in the amount of 100% of twelve (12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or Landlord's lender may from time to time require. The cost of all such insurance purchased by Landlord, plus any charges for deferred payment of premiums and any deductible paid by Landlord, shall be Common Area Charges and Tenant shall pay its percentage share of such costs as provided in paragraph 16. If insurance costs are increased due to Tenant's use of the Premises, then tenant shall pay to Landlord upon demand the full cost of such increase.

               Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises, the Project, or any part thereof, or any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties so long as such insurance permits waiver of liability and contains a waiver of subrogation without additional premiums. If additional premiums must be paid, Tenant shall pay such additional premiums necessary to obtain such waiver. A copy of the Waiver of Subrogation in favor of Landlord shall be attached to the Tenant's completed Acord Form 25.

               Notwithstanding anything hereinabove contained, Tenant shall be responsible for carrying, and shall pay the cost of, any casualty insurance as Tenant deems appropriate with respect to any Tenant's personal property and fixtures and any tenant improvements not the property of Landlord.

          12.  UTILITIES AND SERVICES

               Tenant shall pay for all water, gas, light, heat, power, electricity, telephone, trash pick-up, sewer charges and all other services supplied to or consumed on the Premises. Landlord shall install separate meters for interior gas, electricity and water. The cost of any utility or service not separately metered or billed to the premises shall be a Common Area Charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16. In addition, the cost of all utilities and services supplied to the Common Area shall be a Common Area Charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16.

               If Tenant's use of any such utility or service is materially in excess of the average furnished to the other tenants of the Project, and such utility or service is not separately metered, then Tenant shall pay to Landlord upon demand the full cost of such excess, or Landlord may cause such utility or service to be separately metered, in which case Tenant shall pay the full cost of such utility or service and reimburse Landlord upon demand for the cost of installing the separate meter.

               Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of the failure by any person or entity to furnish any of the foregoing utilities or services when such failure is caused by any cause beyond the reasonable control of Landlord.

          13.  TAXES AND OTHER CHARGES

               All real estate taxes and assessments and other taxes, fees and charges of every kind or nature levied or assessed against the Project or any part thereof during the term by any federal, state, county, regional, municipal or other governmental or quasi-public authority shall be a Common Area Charge and payable by Tenant as set forth in paragraph 16. By way of illustration and not limitation, "other taxes, fees, and charges" as used herein include any and all taxes payable by Landlord (other than state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, and premium taxes), whether or not now customary or within the contemplation of the parties hereto, (i) upon, allocable to, or measured by the rent payable hereunder, including, without limitation, any gross income or excise tax levied by the local, state or federal government with respect to the receipt of such rent, (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the premises or any part thereof, (iii) upon or measured by the value of Tenant's personal property or leasehold improvements located in the Premises, (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, (v) upon or with respect to parking or the number of persons employed in or about the Project, and (vi) any tax, license, franchise fee or other imposition upon Landlord which is otherwise measured by or based in whole or in part upon the Project or any portion thereof. If Landlord contests any such tax, fee or charge, the cost and expense incurred by Landlord thereby shall also be a Common Area Charge and payable by Tenant as set forth in paragraph 16. In the event the premises and any improvements installed therein by Tenant or Landlord are valued by the assessor disproportionately higher than those of other tenants in the building or project or in the event alterations or improvements are made to the Premises, Tenant's percentage share of such taxes, assessments , fees and/or charges shall be adjusted upward accordingly and Tenant agrees to pay such readjusted share. Such determination shall be made by Landlord from the respective valuations assigned in the assessors work sheet or such other information as may be reasonably available and Landlord's determination thereof shall be conclusive.

               Tenant at its cost shall have the right at any time to seek a reduction in the assessed valuation of the Premises or the Project or to contest any real property taxes, assessments, fees or other taxes that are to be paid by Tenant; provided, however, that any such contest or proceeding shall be at Tenant's sole cost and expense and provided further that Tenant shall hold Landlord and the Premises and the Project harmless therefrom. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord or any owner of the Premises. In that case Landlord shall cooperate and join in the proceeding or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. If Tenant seeks to reduce or contest any such tax, assessment, fee or other charge and if requested by Tenant, Landlord agrees to pay such tax, assessment, fee or charge under protest and to otherwise deal with the appropriate authority in a manner consistent with Tenant's contest or proceeding and the applicable rules, regulations or procedures of such authority. In the event Tenant obtains any refund attributable to the Premises, such refund shall belong to Tenant.

               Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting and other property installed by Tenant notwithstanding that such carpeting or other property has become part of the Premises.

          14. ENTRY BY LANDLORD

               Landlord reserves, and shall at all reasonable times have, the right to enter the Premises (i) to inspect the Premises, (ii) to supply services to be provided by Landlord hereunder, (iii) to show the Premises to prospective purchasers, lenders or tenants and to put 'for sale' or 'for lease' signs thereon, (iv) to post notices required or allowed by this lease or by law, (v) to alter, improve or repair the Premises and any portion of the Project, and
(vi) to erect scaffolding and other necessary structures in or through the Premises or the Project where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this paragraph and Tenant shall not be entitled to any abatement or reduction of rent if Landlord exercises any rights reserved in this paragraph. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, on and about the Premises (excluding Tenants vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry by Landlord to the Premises pursuant to this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall also have the right at any time to change the name, number or designation by which the Project is commonly known.

          15.  COMMON AREA

               Subject to the terms and conditions of this lease and such reasonable rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Project in which the Premises are located, and their respective employees, invitees and customers and others entitled to the use thereof, have the nonexclusive right to use the access roads, parking areas and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Project, which areas and facilities are referred to herein as "Common Area." This right shall terminate upon the termination of this lease.

               Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part thereof, as Landlord may deem appropriate for the best interests of the occupants of the Project. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice.

               Tenant shall have the use of one hundred sixty-eight (168) parking spaces in the Common Area as designated in Exhibit A. Tenant shall not label or otherwise mark its assigned parking spaces without the prior written approval of Landlord, provided that such approval shall not unreasonably be withheld. Tenant shall be solely responsible for policing its assigned parking spaces with respect to unauthorized use by others. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area.

               Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be operated, managed and maintained and the expenditures for such operation, management and maintenance shall be at the sole discretion of Landlord, provided that such maintenance shall be in a manner equal to that usually provided for other first class buildings in the same general area as the Project. The cost of such maintenance, operation and management, including but not limited to landscaping, repair of paving, parking lots and sidewalks, security services and salaries and employee benefits (including union benefits) of on-site and accounting personnel engaged in such maintenance and operations management, shall be a Common Area Charge and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16.

     16.  COMMON AREA CHARGES

          Tenant shall pay to Landlord, as additional rent, an amount equal to 28.63% of the total Common Area Charges as defined in this lease. Tenant further agrees that Common Area Charges shall include an additional 5% of the actual expenditures for the aggregate of all other Common Area Charges in order to compensate Landlord for accounting and processing services.
Tenant's percentage share of Common Area Charges shall be paid as follows:

          At or prior to the commencement of the term and to the commencement of each calendar year of the term, Landlord shall deliver to Tenant a written estimate of total Common Area Charges during the balance of the calendar year in which the term commences and each succeeding calendar year, respectively. Tenant shall pay, as additional rent, on the first day of each month during the calendar year (or portion thereof covered by such estimate) its percentage monthly share of Common Area Charges as shown on such estimate. Within thirty (30) days of the end of each calendar year and of the end of the term, Landlord shall deliver to Tenant a statement of the actual Common Area Charges incurred for the preceding year, or, in the case of a statement after the end of the term, covering the year in which the lease terminates. If such statement shows that Tenant has paid less than its actual percentage then Tenant shall on demand pay to Landlord the amount of such deficiency.
If such statement shows that Tenant has paid more than its percentage share then Landlord shall, at its option, promptly refund such excess to Tenant or credit the amount thereof to the rent next becoming due from Tenant.
Landlord reserves the right to revise any estimate of Common Area Charges if actual or projected Common Area Charges show an increase or decrease in excess of 10% from any earlier estimate for the same period. In such event, Landlord shall deliver the revised estimate to Tenant, together with an explanation of the reasons therefor, and Tenant shall revise its payments accordingly. Landlord's and Tenant's obligations with respect to adjustments at the expiration or earlier termination of this lease shall survive such termination.

     17.  DAMAGE BY FIRE; CASUALTY

               If the Premises or any part of the Project is damaged by fire or other casualty, Landlord shall promptly repair such damage if, in Landlord's judgement, such repair can be made within one hundred twenty (120) days consistent with the laws and regulations of the state, federal, county and municipal authorities having jurisdiction, and this lease shall remain in full force and effect, provided that if there shall be damage to the Premises from any such cause, Tenant shall be entitled to a reduction of rent, as reasonably calculated by Landlord, while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. Tenant hereby waives the provisions of Sections 1932 (2) and 1933 (4) of the California Civil Code. If such repairs cannot, in Landlord's judgement, be made within one hundred twenty (120) days, Landlord shall have the option to either (i) repair such damage, this lease continuing in full force and effect but with the rent proportionately reduced upon the condition and as above provided, or (ii) give notice to Tenant at any time within thirty (30) days after the occurrence of such damage terminating this lease as of the date specified in such notice, which shall be not less than thirty
(30) nor more than one hundred twenty (120) days after the giving of such notice. If such notice of termination is given, this lease and all interest of Tenant in the Premises shall terminate on the date specified in the notice and all payments of rent reduced by any proportionate reduction, shall be paid up to the date of such termination. Landlord shall refund to Tenant any rent previously paid for any period of time subsequent to the date of termination. If (i) the damage to the Premises renders more than fifty percent (50%) of the Premises untenantable, (ii) the damage is not due to the act or omission of Tenant, and (iii) Landlord has not completed the repairs within one hundred eighty (180) days from the date of occurrence of such damage, then Tenant may terminate this lease by giving notice to Landlord at any time within thirty (30) days after the end of said one hundred eighty
(180) day period, said notice to specify a termination date of no later than sixty (60) days from the date of such notice. Notwithstanding any other provision of this lease, Landlord shall in no event be required to repair any injury or damage by fire or other cause whatsoever to, or make any repairs or replacements of, any paneling, decorations, movable partitions, trade of office fixtures or any other property of, or improvements installed on the Premises by, Tenant.

          Notwithstanding anything to the contrary contained in this paragraph 17: (i) Tenant shall not be entitled to any compensation or damages for loss of use of the whole or any part of the Premises and/or for any inconvenience or annoyance occasioned by such damage or from the repair, restoration or reconstruction thereof; (ii) in the event that the damage is due to any cause other than fire or other peril covered by extended coverage insurance, then Landlord may elect to terminate this lease; (iii) should Landlord be delayed or prevented from repairing the damaged Premises within one year after the occurrence of such damage by act of God, war, governmental restriction, inability to produce necessary labor or materials or other causes beyond the reasonable control of Landlord, then Landlord shall be relieved of its obligation to make such repair or restoration and Tenant shall be released from its obligation under this lease as of the end of said one-year period.

          18.  INDEMNIFICATION

               Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from any cause whatsoever except the negligence of Landlord or its authorized representatives. Except as to injury to persons or damage to property the principal cause of which is the negligence of Landlord or its authorized representatives, Tenant shall hold Landlord harmless from and defend Landlord against any liability, loss, damage or expense, including attorney fees, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises from any cause whatsoever. Tenant shall hold Landlord harmless from and defend Landlord against any liability, loss, damage or expense, including attorney fees, arising (i) out of the failure of Tenant to observe or comply with laws or other requirements as set forth in paragraph 7, (ii) by reason of Tenant's use, handling, storage or disposal of toxic or hazardous materials or waste, or (iii) by reason of any labor or services performed for, or materials used by or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises. The provisions of this paragraph 18 shall survive the expiration or termination, however caused, of this lease.

          19.  ASSIGNMENT AND SUBLETTING

               Tenant shall not voluntarily assign, encumber or otherwise transfer its interest in this lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first complying with the terms of this paragraph 19 and without first obtaining Landlord's written consent. Any assignment, encumbrance or sublease made without complying with this paragraph 19 and without Landlord's written consent shall be void and, at Landlord's election, shall constitute a material default by Tenant. No consent to any assignment, encumbrance or sublease shall constitute a waiver of any provisions of this paragraph 19.

          If Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord written notice thereof, specifying the projected commencement date of the proposed sublet or assignment (which date shall be not less than thirty (30) days or more than ninety (90) days after the date of such notice), the portions of the Premises proposed to be sublet or assigned, and the identity of the proposed assignee or subtenant. Tenant shall further provide Landlord with such other information concerning the proposed assignee or subtenant as requested by Landlord. In the case of any proposed assignment, or if the proposed sublet for all or any portion of the Premises is for a sublet term ending within the last twelve (12) months of the term of this lease, or if the proposed sublet is for more than 35% of the Premises, then Landlord shall have the right, exercisable by written notice to be delivered to Tenant within thirty (30) days of receipt of Tenant's notice, to terminate this lease as to the portion proposed to be assigned or sublet effective as of the date specified in Tenant's notice as the proposed commencement date of the assignment or sublease. If this lease is so terminated as to only a portion of the Premises, the monthly rent and other payments hereunder shall be adjusted on a pro rata basis based on the number of square feet retained by Tenant, and this lease as so amended shall continue in full force and effect, provided that Tenant shall have no further liability or obligation to Landlord with respect to such surrendered portion of the Premises (excepting obligations of Tenant arising prior to the effective date of such surrender and such obligations as expressly survive termination), and provided, further, that nothing herein shall affect Landlord's rights under paragraph 8 with respect to the surrendered protion of the Premises.) If Landlord does not elect to terminate this lease as provided above, or if Landlord did not have a right to terminate with respect to the proposed sublet, and Landlord consents in writing to the proposed assignment or sublet, Tenant shall be free to assign or sublet as specified in the notice to Landlord, subject to the following conditions: (i) any sublease shall be on the same terms set forth in the notice given to Landlord; (ii) no sublease shall be valid and no subtenant shall take possession of the sublet premises until an executed counterpart of such sublease has been delivered to Landlord; (iii) no subtenant shall have a further right to sublet; (iv) one-half of any sums or other economic consideration received by Tenant as a result of such assignment or sublet (except rental or other payments received which are attributable to the amortization over the term of this lease of the cost of leasehold improvements constructed for such assignee or subtenant, and brokerage fees) whether denominated rentals or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease), shall be payable to Landlord as additional rent under this lease without affecting or reducing any other obligation of Tenant hereunder; and (v) no sublet or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder.

          The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or sublet shall not be deemed consent to any subsequent assignment or sublet. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or sublets of this lease or amendments or modifications to this lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

          Notwithstanding the above provisions of this paragraph 19, Tenant may, without obtaining the consent of Landlord and without Landlord having the right to terminate this lease as set forth above, assign or sublease the whole or any part of the Premises to any corporation or other entity which acquires or is acquired by LTX Corporation or which results from a merger or consolidation with LTX Corporation or which either controls or is controlled by LTX Corporation or which is controlled by any of the foregoing, provided that (i) Tenant shall continue to be fully obligated for the timely performance of all the terms, covenants, agreements and conditions of this lease and (ii) such assignee or subtenant agrees in writing to be subject to and governed by all of the terms, covenants, agreements and conditions of this lease and such agreement by assignee or subtenant is promptly given to Tenant. Tenant shall give Landlord written notice of any such assignment or sublease as provided above in this paragraph 19, and any such assignment or subletting shall be subject to the conditions for other assignments and sublettings set forth above.

          No interest of Tenant in this lease shall be assignable by operation of law (including, without limitation, the transfer of this lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefits of creditors or institutes, a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consist of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant.

               Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this lease, all rent from any subletting of all or a part of the Premises a permitted by this lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this lease: except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent, subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 19.

          20.  DEFAULT

               The occurrence of any of the following shall constitute a default by Tenant: (i) failure to pay any rent or other sum payable hereunder within three (3) business days of written notice from Landlord of failure to make such payment when due; (ii) abandonment of the Premises; or (iii) failure to perform any other term, covenant or condition of this lease if the failure to perform is not cured within thirty (30) days after notice thereof has been given to Tenant (provided that if such default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default of this lease if Tenant commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default). The notice referred to in (iii) above shall specify the alleged default and the applicable lease provision and shall demand that Tenant perform the provisions of this lease within the applicable period of time and no such notice shall be deemed a forfeiture or termination of this lease unless Landlord so elects in the notice. No notice shall be required in the event of failure to pay any rent or other sum or in the event of abandonment or vacation of the Premises.

               In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies at law or in equity, shall have the right either to terminate Tenant's rights to possession of the Premises and thereby terminate this lease or, from time to time and without termination this lease, relet the Premises or any part thereof for the account and in the name of Tenant for such term and on such terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

               Should Landlord elect to keep this lease in full force and effect, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including but not limited to the right to recover the installments of monthly rent and Common Area Charges as they become due, and to relet the Premises. If Landlord relets the Premises, then Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making alterations and repairs. Rentals received by landlords from such reletting shall be applied (i) to the payment of any indebtness due hereunder, other than monthly rent, from Tenant to Landlord; (ii) to the payment of the coast of any repairs necessary to return to the Premises to good conditions, normal wear and tear excepted, including the cost of alterations and the cost of storing any of Tenant's property left on the Premises ant the time of the reletting; and (iii) to the payment of monthly rent due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the term of this lease, shall be paid to Tenant. Should the monthly rent and Common Area Charges received from time to time from such reletting during any month be less than agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as election on its part to terminate this lease unless a notice of such intention is given to Tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach, provided it has not been cured.

               Should Landlord at any time terminate this lease for any breach in addition to any other remedy it may have, it shall have the immediate right of entry and may remove all persons and property from the Premises and, in addi-tion to all its other rights and remedies, shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) all amounts that would have fallen due as rent between the time of termination of this lease and the time of the judgement or other award plus interest on the balance at the rate of twelve percent (12%) per year, but less the avails of relettings and attornments; (ii) the worth at the time of the judgement or other award of the amount by which the unpaid rent for the balance of the term exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (iii) any other amount necessary to compensate Landlord for all the detriment proximately cause by Tenant's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result therefrom. "Worth" as used in this provision is computed by discounting the total at the discount rate of the Federal Reserve Bank of San Francisco at the time of the judgment or award plus one percent (1%). Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all there at a public or private sale in such a manner and at such times and places at Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant.

               Any proof by Tenant under subparagraphs (2) and (3) of Section 1951.2(a) of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises in the same geographical vicinity. Such two real estate and brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided for the balance of the term after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

          21.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT

               Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the rate of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. This sum, together with interest on it, shall be additional rent.

          22.  EMINENT DOMAIN

               If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award of any interest therein whatsoever which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing, any compensation for depreciation to and cost of removal of equipment and fixtures shall be and remain the property of Tenant. Each party waives the provisions of
Section 1265.130 of the Code of Civil Procedure (which Section allows either party to petition the Superior Court to terminate this lease in the event or a partial taking of the premises).

               If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, then Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice or the commencement of said action or proceeding. Such termination shall take place on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

               In the event a partial taking, or conveyance in lieu thereof, of the Premises and thirty-five percent (35%) or more of the number of square feet in the Premises or in Tenant's designated parking area are taken then Tenant may terminate this lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty

(60) days from the date of such taking or conveyance and shall be effective on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor. whichever occurs first.

               If a portion of the Premises be taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this lease then this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

          23.  NOTICE AND COVENANT TO SURRENDER

               On the last day of the term or on the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises and all of Tenant's improvements and alterations in their condition existing as of the commencement of the term, with all originally painted interior walls washed, or repainted if marked or damaged interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, all carpets shampooed and cleaned, the air conditioning and heating systems serviced and repaired by a reputable and licensed service firm (unless Landlord has elected to maintain such system pursuant to paragraph 9 above) and all floors cleaned and waxed; all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alterations that Tenant is obligated to remove pursuant to the provisions of paragraph 8, from the Premises, and all such property not removed shall be deemed abandoned.

               If the Premises are not surrendered as required in this paragraph, Tenant shall indemnify Landlord against all loss and liability resulting from the failure by Tenant in so surrendering the Premises, including, without limitation, any claim made by any succeeding tenant, or losses to Landlord due to lost opportunities to lease to succeeding tenants. It is agreed between Landlord and Tenant that the provisions of this paragraph shall survive termination of this lease.

          24.  TENANT'S QUITCLAIM

               At the expiration or earlier termination of this lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) business days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this lease from the real property of which the Premises are a part. This obligation shall survive said expiration or termination.

          25.  HOLDING OVER

               Any holding over after the expiration or termination of this lease (with the written consent of Landlord delivered to Tenant) shall be construed to be a tenancy from month to month at the monthly rent, as adjusted, in effect on the date of such expiration or termination. All provisions of this lease, except those pertaining to the term and any option to extend, shall apply to the month to month tenancy. The provisions of this paragraph are in addition to, and do not affect, Landlord's right to re-entry or other rights hereunder or provided by law.

               If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily rental in effect during the last month prior to the date of such expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry or any other right. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any rent from Tenant, while Tenant is holding over without Landlord's written consent.


          26.  SUBORDINATION

               Landlord shall deliver to Tenant promptly after execution hereof a non-disturbance agreement from each and every lender holding a mortgage or deed of trust encumbering all or any portion of the Premises and which is prior and superior to this lease and in existence as of the date of execution hereof, which non-disturbance agreement shall provide that such lender agrees that Tenant's possession and quiet enjoyment of the Premises shall not be disturbed by such lender so long as Tenant performs all of its obligations under this lease, and which shall otherwise be in form reasonably satisfactor to Tenant and such lender.

               In the event that any lender requires that this lease be subordinated to any encumbrance recorded after the date of this lease affecting the Premises, this lease shall be subordinate to that encumbrance and Tenant agrees to execute in writing an agreement effecting such subordination, provided Landlord first obtains from such lender a written agreement that provides in substance that as long as Tenant performs its obligations under this lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, shall affect Tenant's rights under this lease.

          27.  CERTIFICATE OR ESTOPPEL

               Each party shall, within ten (10) days after request therefor, execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord, shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgment by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Any such certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or Project. Further, within ten (10) days following written request made from time to time by Landlord, Tenant shall furnish to Landlord current quarterly financial reports of Tenant.

          28.  SALE BY LANDLORD

               In the event the original Landlord hereunder, or any successor owner of the Project or Premises, shall sell or convey the Project or Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to such new owner for performance of any and all such liabilities and obligations arising under this lease.

          29.  ATTORNMENT TO LENDER OR THIRD PARTY

               In the event the interest of Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale and to recognize such purchaser as the Landlord under this lease.

          30.  DEFAULT BY LANDLORD

               Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) day period and thereafter diligently prosecutes the same to completion.

          If Landlord is in default of this lease, and as a consequence
Tenant recovers a money judgement against Landlord, the judgement shall be satisfied only out of the proceeds of sale received on execution of the judgement and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

          31.  CONSTRUCTION CHANGES

               It is understood that the description of the Premises and the Location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord's architect determines to be desirable in the course of construction of the Premises and/or the improvements constructed or being constructed thereon, and no such changes, or any changes in plans for any other portions of the Project, shall affect this lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

          32.  MEASUREMENT OF PREMISES

               Tenant understands and agrees that any reference to square footage of the Premises is approximate only and includes all interior partitions and columns, one-half of the partitions separating the Premises from the rest of the Project, and any outside entry overhang, if applicable. Tenant waives any claim against Landlord regarding the accuracy of any such measurement and agrees that there shall not be any adjustment in monthly rent or Common Area Charges or other amounts payable hereunder by reason of inaccuracies in such measurement.

          33.  EXHIBITS AND ATTACHMENTS

               All exhibits and attachments to this lease are a part hereof.

          34.  ATTORNEY FEES

               If either party commences an action against the other party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. If either party becomes a party to any litigation concerning this lease, the Premises, or the Project by reason of any act or omission of the other party or its authorized representative, the party that causes the other party to become involved in the litigation shall be liable to that party for all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

          35.  SURRENDER

               The voluntary or other surrender of this lease or the Premises by Tenant, or a mutual cancellation of this lease, shall not work a merger, and at the option of Landlord shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

          36.  WAIVER

               No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not a waiver of any other default concerning the same or any other provision of this lease.


          37.  EASEMENTS; AIRSPACE RIGHTS

               Landlord reserves the right to alter the boundaries of the Project and grant easements and dedicate for public use portions of the Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, or in accordance with Landlord's instructions, and any all documents, instruments, maps or plans necessary to effectuate Tenant's covenants hereunder.

               This lease confers no rights either with regard to the subsurface of the land on which the Premises are located or with regard to airspace above the ceiling of the Premises. Tenant agrees that no diminution or shutting off of light or view by an structure which is or may be erected (whether or not by Landlord) on property adjacent to the building of which the Premises are a part or to property adjacent thereto, shall in any way affect this lease, or entitle Tenant to any reduction of rent, or result in any liability of Landlord to Tenant.

          38.  RULES AND REGULATIONS

               Landlord shall have the right from time to time to promulgate reasonable rules and regulations for the safety, care and cleanliness of the Premises, the Project and the Common Area, or for the preservation of good order. On delivery of a copy of such rules and regulations to Tenant, Tenant shall comply with the rules and regulations, and a violation of any of them shall constitute a default by Tenant under this lease. If there is a conflict between the rules and regulations and any of the provisions of this lease, the provisions of this lease shall prevail. Landlord shall make all reasonable efforts to enforce the rules and regulations uniformly against all tenants in the Project, and no such rules and regulations shall require Tenant to pay additional rent under this lease. Such rules and regulations may be amended by Landlord from time to time with or without advance notice.

          39.  NOTICES

               All notices, demands, requests, consents and other communications which may be given or are required to be given by either party to the other shall be in writing and shall be sufficiently made and delivered if personally served or if sent by United States first class mail, postage prepaid. All such communications from Landlord to Tenant shall be addressed to Tenant at the Premises. All such communications by Tenant to Landlord shall be sent to Landlord at its offices at 710 Lakeway, Suite 200, Sunnyvale, California 94086. Either party may change its address by notifying the other of such change. Each such communication shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

          40.  NAME

               Tenant shall not use the name of the Project for any purpose other than as the address of the business conducted by Tenant in the Premises without the prior written consent of Landlord.

          41.  GOVERNING LAW; SEVERABILITY

               This lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

          42.  DEFINITIONS

               As used in this lease, the following words and phrases shall have the following meanings:

               AUTHORIZED REPRESENTATIVE: any officer, agent, employee or independent contractor retained or employed by either party, acting within authority given him by that party.

               ENCUMBRANCE: any deed or trust, mortgage or other written security device or agreement affecting the Premises or the Project that constitutes security for the payment of a debt or performance of an obligation, and the note or obligation secured by such deed of trust, mortgage or other written security device or agreement.

               LENDER: the beneficiary, mortgagee or other holder of an encumbrance, as defined above

               LIEN: a charge imposed on the Premises by someone other than Landlord, by which the Premises are made security for the performance of an act. Most of the liens referred to in this lease are mechanic's liens.

               MAINTENANCE:  repairs, replacement, repainting and cleaning.

               PERSON: one or more human beings, or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations and any combination of human beings and legal entities.

               PROVISION: any term, agreement, covenant, condition, clause, qualification, restriction, reservation or other stipulation in the lease that defines or otherwise controls, establishes or limits the performance required or permitted by either party.

               RENT: monthly rent, additional rent, Common Area Charges, and all other amounts payable by Tenant to Landlord required by this lease or arising by subsequent actions of the parties made pursuant to this lease.

Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. All provisions, whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and condtions. The paragraph headings are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

          43.  TIME

               Time is of the essence of this lease and of each and all of its provisions.

          44.  EXAMINATION OF LEASE

               Submission of this lease for examination or signature by Tenant does not constitute a reservation or option for a lease, and this lease is not effective until its execution and delivery by both Landlord and Tenant.

          45.  INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGES

               Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from when due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In additon, Tenant acknowledges that late payment by Tenant to Landlord of monthly rent, or of Tenant's monthly Common Area Charge, or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any such payment due from Tenant is not received by Landlord when due, Tenant shall pay to Landlored an additional sum of five percent (5%) of the overdue payment as a late charge.
The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. No notice to Tenant of failure to pay shall be required prior to the imposition of such interest and/or late charge, and any notice period provided for in paragraph 20 shall not affect the imposition of such interest and/or late charge.

          46.  ENTIRE AGREEMENT

               This lease, including any exhibits and attachments, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this lease.

          47.  CORPORATE AUTHORITY

               Each individual executing this lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this lease on behalf of Tenant and that this lease is binding upon Tenant in accordance with its terms. Tenant shall deliver to Landlord, within twenty (20) days of the execution of this lease, either a copy of a duly adopted resolution of the Board of Directors of Tenant approving this lease (which copy shall be certified by Tenant's president or secretary as correct and in full force and effect) or the certificate of Tenant's secretary setting forth the authority of the person signing this lease on behalf of Tenant in such form as shall be reasonably acceptable to Landlord.

          48.  RECORDING

               Upon request by Tenant, Landlord shall record this lease or a short form memorandum hereof in form reasonably satisfactory to Tenant. Tenant agrees to concurrently on termination or expiration of the term to execute and record a release, quitclaim or other document reasonably requested by Landlord.

          49.  REAL ESTATE BROKERS

               Each party represents that it has not had dealing with any real estate broker, finder or other person with respect to this lease in any manner, except Dick Treakle. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder or other person with whom the other party has or purportedly has dealt.

          50.  SUBLETTING DURING THE FIRST
               TWO YEARS OF THE TERM

               Notwithstanding anything to the contrary in paragraph 19 above, Tenant may, during the first two years of the term only and without Landlord's prior consent, sublet up to thirty-five percent (35%) of the Premises for a term ending on or before the last day of the twenty-fourth month of the term for uses authorized under paragraph 1 above (plus for storage); provided, however, that Tenant shall give written notice to Landlord of any such sublet, and such sublet shall otherwise be subject to the requirement and conditions for sublets generally as set forth in paragraph 19 (except that Landlord shall not be entitled to receive any portion of the amounts received by Tenant from any such sublet).

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this lease on the date first above written.

LANDLORD:                               TENANT:



CALIFORNIA SECOND, LTD.                 LTX CORPORATION


By /s/                                  By /s/ Adrian E. Hohn
   --------------------------------        -------------------------------------
       (Signature)                                (Signature)


Steve S. M. Childers                    Adrian E. Hohn
-----------------------------------     ----------------------------------------
      (Printed Name)                              (Printed Name)

President                               Vice President Western Operations
-----------------------------------     ----------------------------------------
       (Title)                                    (Title)

                                  EXHIBIT "A"

                                     [Map]

                                  EXHIBIT "B"

                                     [Map]

CONSTRUCTION                                                          EXHIBIT C
-------------------------------------------------------------------------------

          The premises shall be improved in accordance with the following:

          1. Tenant acknowledges having reviewed the Drawings listed in Exhibit C-1 and the improvements constructed or to be constructed in accordance therewith, and Tenant hereby approves the same as installed. Such improvements are called Shell improvements.

          2. Landlord shall construct Standard Tenant Improvements in accordance with the following:

               a. As used herein. "Standard Tenant Improvements" includes, but is not necessary limited to, partitions, doors, electrical, ventilation and air conditioning, floor coverings, telephone outlets and other standard finish schedules.

               b. The plans and specifications for the Standard Tenant Improvements shall be finalized in accordance with the following:

                    (1) Tenant shall have submitted preliminary floor plan layouts to Landlord not later than March 2, 1984, showing walls, doors, and other Standard Tenant Improvements in sufficient detail for Landlord to prepare final plans ready to submit for a building permit.

                    (2) Landlord's in-house architect shall prepare City ready plans no later than March 9, 1984. Between March 2 and March 9, Landlord's architect and Tenant representative shall meet as needed to review and finalize the details related to the plans, so that the resulting March 9, 1984 plans are subject only to minor changes.

                    (3) Concurrently with the design of the basic plans set forth in (1) and (2) above, Landlord's contractor and subcontractors shall prepare bid design specifications outlining in reasonable detail the electrical, mechanical, and any other requirements not included on the plans set forth above. NO later tham March 9, 1984, said specifications and/or plans shall be completed in enough detail to bid the work, select a subcontractor, and proceed toward final electrical, mechanical and other plans in conformance therewith. Tenant shall supply Landlord with the necessary information and make decisions required thereby in a time frame adequate to complete the above.

                    (4) Tenant shall have decided upon colors and material specifications no later than March 14, 1984.

                                                         EXHIBIT C - page 2

                    (5) Landlord shall prepare a preliminary budget for these improvements no later than March 14, 1984, with a final budget to be set no later than March 21, 1984.

               c. All work shall be in accordance with the Work Letter attached as Exhibit C-2 and by this reference incorporated herein.

          3.   Standard Tenant Improvement Allowance:

               Landlord shall provide a maximum Standard Tenant Improvement Allowance of $840,960 ($20.00/SF x 42,048 SF) to be applied toward the "cost of the aggregate of Tenant's Improvements" to be installed in accordance with this Exhibit C.

          4. The above allowance shall be applied to the area improved and occupied at the rate of $20.00 per square foot. In the event the "cost of the aggregate of Tenant's improvements" exceeds the Standard Tenant Improvement allowance set forth above, then Tenant shall pay the amount over and above such allowance, 50% of any excess to be paid within five (5) days of the final budget for each phase of improvements and 50% within five
(5) days of lease commencement.

               As used herein, "cost of the aggregate of Tenant's improvements" shall include (i) the cost of Standard Tenant Improvements;
(ii) increases, if any, in the cost of any Standard Tenant Improvements caused by changes requested by Tenant; (iii) all costs related to change orders and changes required by governmental authority; (iv) permit fees and other fees not previously paid by Landlord as part of Shell costs; (v) the cost of outside consultants approved by both Landlord and Tenant (except that Landlord shall pay for its general outside facilities consultants);
(vi) an amount equal to 7% of the aggregate cost of items (i) through (v) above as and for the general contractor's miscellaneous job costs and supervision in performing the work; and (vii) an amount equal to 9% of the sum of items (i) through (vi) above as and for the general contractor's overhead and profit.

                                                            EXHIBIT C - Page 3


          5. Tenant may request changes or additions to the Standard Tenant Improvements agreed upon as set forth above; provided, however, that the effectiveness of any such requested change or addition shall be subject to written approval by an authorized representative of Landlord, to obtaining any required governmental permits or other approvals, and to Tenant's responsibility for any delay occasioned thereby as provided for in this lease.

          6. Tenant agrees that if any change, deletion or addition to any of the improvements proposed to be constructed or installed is required by any governmental authority in connection with obtaining any permit or approval, or otherwise, then such change, deletion or addition shall promptly be made. Failure to obtain governmental approval or permit for any Special Improvements desired by Tenant shall in no way be cause to terminate this lease.

          7. If the commencement of the term is delayed due in a material respect to Tenant's failure to meet the schedule set forth in paragraph 2(b) above, or construction delays because of any changes required by Tenant, or due to any other failures by Tenant to perform its obligations under this lease, then the lease payments due thereunder shall nonetheless commence as of the date by which Landlord's work would have been, in Landlord's reasonable judgement, completed but for such delays or failure to perform by Tenant.

          8. Within ten (10) days after commencement of the term, Tenant shall deliver to Landlord a list of items ("punch list") that Tenant believes Landlord should complete or correct in order for the Premises to be acceptable. Landlord shall commence to complete or correct the items as soon as possible, except those that it contends are not justified. If Tenant does not deliver the list to Landlord within the ten (10) day period, Tenant shall be deemed to have accepted the Premises and approved the construction. Nothing in this paragraph 7 shall delay the commencement of the term or Tenant's obligation to pay rent or to make other payments due Landlord under the lease.

          9. All references in this lease to Exhibit C shall be deemed to also include Exhibits C-1 and C-2.

                                                                 EXHIBIT C-1



                            SHELL IMPROVEMENTS


               Dated                              By

C-1 thru C-4B            7-21-83                  Nolte & Assoc.

A   thru A-14            4-25-83                  V.C. Wong & Assoc.

S-1 thru S-10            3-17-83                  Kee Wong Eng. Inc.

L-1 thru L-10            5-16-83                  Hoffman Associates

                                                                   EXHIBIT C-2


                                     WORK LETTER


          The purpose of this Work Letter is to outline specifications, guidelines, and allowances for Standard Tenant Improvements to be installed in the Premises by Landlord in addition to the Shell Improvements in place per Exhibit C-1.

          Landlord and Tenant acknowledge that the Standard Tenant Improvements have not yet been determined and that Landlord requires certain improvements to be installed and apportioned throughout the Premises based on the following guidelines.

          The following guidelines and specifications which set forth the basic requirements of Landlord to be conformed with during the design and installation of Tenant Improvements in the Premises:

          1.   FLOOR COVERINGS:

               The floor coverings in the Premises shall be standard Antron Nylon II carpet (or equivalent), vinyl asbestos tile (1/8"), or ceramic tile in the lobbies. Areas under computer floors, if any, or warehouse areas may remain concrete.

          2.   ELECTRICAL:

               A portion of the tenant electrical system is in place as referenced in Exhibit C-1.

               The balance of the finish electrical system may be installed as required by Tenant, subject to the following guidelines (based on 42,048 square feet):


                                        Minimum             Maximum
                                        Amount              Amount
                                        -------             -------

Duplex outlets, power
poles, or floor outlets                 1 per 200 S.F.      1 per 100 S.F.
Switches                                (as needed)         (as needed)
Lighting                                80 Foot Candles     100 Foot Candles
Phone outlets                           (as needed)         (as needed)


          3.   HEATING, VENTILATION AND AIR CONDITIONING (HVAC):

               The entire Premises shall be heated and air conditioned with a variable volume system, with no less than one (1) ton of air conditioning per 350 square feet on average.

                                                          EXHIBIT C-2 - page 2

          4.   INTERIOR PARTITIONS:

               Interior partitions in the Premises shall be floor to ceiling vinyl covered ultrawall partitions or sheetrock partitions, all to be installed below the dropped ceiling where permitted by Building Codes and the City of San Jose. All partitions shall be one hour fire rated construction.

               Partitions shall be installed in the Premises as selected by Tenant within the following guidelines:

               The partitions shall be U.S. Gypsum ultrawall, and/or textured, painted (or vinyl covered) sheetrock partitions and carpet base as needed. Moveable partitions which are not permanently affixed floor to ceiling partitions, if any, shall be purchased directly from suppliers by Tenant and installed as furniture, with ownership being retained by Tenant.

          5.   DOORS AND FRAMES:

               Landlord and Tenant agree to use the doors in the Premises per the following guidelines:

               Doors shall be full height solid core. Doors shall have automatic door closers or spring loaded hinges where required by code (or desired by Tenant) including oil rubbed bronze finish hardware. Location and number of latchsets and locksets shall be selected by Tenant. All doors shall have dark bronze aluminum frames throughout the Premises (both in sheetrock and ultrawall partitions).

          6.   CEILING:

               Landlord requires standard dropped ceiling in all areas except warehouses.

               All Tenant Improvement work to be performed in the Premises shall be performed by Landlord's Contractor in accordance with union requirements.

STATE OF CALIFORNIA     )
                        ) SS
County of San Francisco )

     On this 15th day of March, in the year 1985, before me, Holly Adams Cowan, Notary Public in and for the State of California, personally appeared Don L. Dornan and___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) who executed the within instrument as Vice President or on behalf of Wells Fargo Bank, N.A. and
acknowledged to me that said Bank executed same pursuant to its bylaws.    IN
WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County of San Francisco the day and year in this certificate first above written.






            [SEAL]                      /s/ Holly Adams Dornan
                                        ----------------------
                                          NOTARY PUBLIC
                                        State of California

                                        My Commission Expires:

                                        March 21,1986
                                        ----------------------

STATE OF CALIFORNIA)
                              SS
COUNTY OF SANTA CLARA)


On this the 28th day of March, 1985, before me, P.A. Jones, the undersigned Notary Public, personally appeared Michael J. Chalker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as President or on behalf of Trillium Corporation and acknowledged to me that said corporation executed it.

WITNESS my hand and official seal.

                                                       [SEAL]


     /s/s P.A. Jones
     ---------------------
     Notary's Signature

                                     EXHIBIT C-4

                             STANDARD TENANT IMPROVEMENTS
                                LAYOUT SPECIFICATIONS

     The Standard Tenant Improvements shall be constructed in compliance with the following layout specifications:

     1.   Private offices no smaller than 110 square feet per office.

     2. HVAC zonings as recommended by Landlord's mechanical engineer. Zones shall be distributed at an average ratio of approximately one (1) zone per each 1,000 to 1,500 square feet of floor space.

     3. Electrical capacity and design as recommended by Landlord's electrical subcontractor and distributed according to the following schedule:

                                        Minimum             Maximum
                                        Amount              Amount
                                        ------              ------
Duplex outlets, power
poles, or floor outlets
(for office areas only)                 1 per 200 S.F.      1 per 100 S.F.

Switches                                (as needed)         (as needed)

Lighting                                80 Foot Candles     100 Foot
                                                            Candles

Phone Outlets                           (as needed)         (as needed)

     4. All restroom finishes to match those installed in or planned for the building if such other restroom finishes have been determined by the date of this Lease.

     5. Interior partitions shall be installed above the floor covering and below the ceiling where permitted by Building Codes and the City of San Jose.

     6. Dropped ceiling shall be installed in a minimum of 40% of the Premises.

     7. All Tenant Improvement work to be performed in the Premises shall be performed by Landlord's Contractor in accordance with union requirements.

     8. All handicap and fire sprinkler codes shall be conformed with as required by the City of San Jose.

                                                                     May 7, 1984

                               FIRST ADDENDUM TO LEASE

     To that certain lease by and between California Second, Ltd., Landlord, and LTX Corporation, Tenant, for approximately 42,048 square feet located at 3970 North First Street, San Jose, California, dated March 8, 1984 ("Lease").

RECITALS:

     1. Landlord and Tenant entered into the Lease with Landlord providing a Standard Tenant Improvement Allowance of $840,960.00 ($20.00/SF x 42,048 SF) ("Allowance") for tenant improvements to be installed in the Premises. The Monthly Rent established in the Lease was based on the Allowance.

     2. In the event the Cost of The Aggregate of Tenant's Improvements exceeded the Allowance, Tenant agreed to pay the amount over and above such Allowance, 50% of any excess to be paid within five (5) days of the final budget and 50% within five (5) days of Lease commencement.

     3. The final budget exceeds the Allowance more than originally anticipated by Tenant.

     4. Tenant requests that Landlord increase Allowance to $925,056.00 ($22.00/SF x 42,048 SF) ("Maximum Allowance"), with the rent to be increased to the amounts set forth below at the rate of $20.00 per month for every $1,000.00 increase in the Allowance, and Tenant being responsible for costs above the Maximum Allowance.

     5. In establishing the improvements, delays were caused by Tenant totalling thirty (30) days, thereby causing the Lease to commence thirty (30) days prior to the date which would otherwise be established by the provision of paragraph 2(b) of the Lease. Fifteen
          (15) of the thirty (30) days delay were acknowledged in the letter of March 19, 1984, and fifteen (15) days additional delay caused by Tenant are hereby acknowledged.

     6. At Tenant's request, Landlord agrees to defer payment of any amounts in excess of the Maximum Allowance to September 1, 1984.

THEREFORE, the parties agree as follows:

     1. Tenant requests and Landlord hereby provides the Maximum Allowance of $925,056.00 as defined in Exhibit C, Item 4 of the Lease. Tenant agrees to pay cash on or before

          September 1, 1984, for the improvement Costs to the extent the Final Budget (established per paragraph 2(b) 5 of Exhibit C to the Lease), as adjusted for change orders or revised by Landlord prior to Lease commencement, exceeds the Maximum Allowance. In the event Tenant does not pay said amount on or before September 1, 1984, Tenant shall be in default of the Lease.

     2. Notwithstanding the provisions of Exhibit C of the Lease, the Final Budget of $1,086,649.00 and resulting payment of $161,593.00 representing the excess of the Cost of The Aggregate of Tenant's Improvements over the maximum Allowance shall be a fixed amount, plus or minus any change orders requested by Tenant. Landlord shall not be required to reconcile or document the actual job costs in any way.

     3.   Monthly Rent Revisions

          a. The Monthly Rent of $32,220.00 set forth in paragraph 4(a) of the Lease is hereby increased by $1,681.92 per month to $33,901.92 per month ($925,056.00 - $840,960.00 = $85,096.00 divided by
               $1,000.00 x $20.00).

          b. The Agreement Letter dated March 19, 1984, stated that the first month's rent deposit in the amount of $32,220.00 was due June 1, 1984. The date for payment of the deposit is hereby revised to June 15, 1984 and the first month's rent deposit is increased to $33,901.92 (as set forth above) to be applied against the rent for the first full month of term.

          c. The adjustments to Monthly Rent set forth in paragraph 5(a) of the Lease is hereby amended as follows:

               Months 11 - 36      $47,093.76
               Months 37 - 48      $52,514.92
               Months 49 - 60      $55,264.92

          d. The Maximum Revised Base Rent figure of $1.59 per square foot per month set forth in paragraph 5(b), line 21, shall be increased to $1.65 per square foot per month.

     4. Tenant agrees that prior to receipt of complete and final information to proceed with construction, there was a delay totalling thirty (30) days. Therefore, pursuant to Exhibit C, Item 6 and not withstanding anything to the contrary in paragraphs 2 and/or 3 of the Lease, the Lease shall commence and Tenant shall pay the rent and other charges the thirty (30) days prior to the commencement date as otherwise determined in accordance with paragraph 2(b) of the Lease, provided that in no event shall the Lease commence prior to June 15, 1984.

LANDLORD:                               TENANT:

CALIFORNIA SECOND, LTD.                 LTX CORPORATION
McCandless Partnership

/s/ Birk S. McCandless                  /s/ Adrian E. Hohn
------------------------------          ------------------------------
     (Signature)                             (Signature)

     Birk S. McCandless                      Adrian E. Hohn
------------------------------          ------------------------------
     (Printed Name)                          (Printed Name)


     President                          Vice President Western Operations
------------------------------          ------------------------------
     (Title)                                 (Title)

     6/4/84                                  May 18, 1984
------------------------------          ------------------------------
     (Date)                                  (Date)

                                 ADDENDUM NO. 2

     THIS ADDENDUM NO. 2 (hereinafter "Amendment"), is made this 30 day of May, 1990, by and between CALIFORNIA SECOND., LTD. a Florida limited partnership ("Landlord") and LTX CORPORATION, a Massachusetts corporation ("Tenant").


                                    RECITALS


     A. Tenant currently leases from Landlord approximately forty-two thousand forty-eight (42,048) square feet of space at 3970 North First Street, San Hose, California ("Premises") pursuant to that certain lease dated March 8, 1984 as amended by that certain First Addendum to Lease dated May 7, 1984 (the lease as amended shall herinafter be referred to as the "Lease").

     B. Pursuant to paragraph 5 of the Lease, on the first day of the sixty-first (61st) month of the term the monthly rent was adjusted to market rent and beginning with the seventy-third (73rd) month of the term and every year thereafter, such monthly rent is to be adjusted in accordance with any increases in the Consumer Price Index.

     C. Landlord and Tenant desire to amend the Lease to set forth a flat rate monthly rent to take effect upon execution of this Amendment and to continue in effect for the remainder of the term.

          NOW, THEREFORE, the parties hereto agree to the following:

          1.   BASIC RENT.

               Upon execution of this Amendment by the parties hereto, the monthly rent as set forth in paragraph 4 (a) and as adjusted prior to the execution hereof, shall be Fifty-Nine Thousand Six Hundred Eighty-Six and 11/100 Dollars ($59,686.11) per month and shall remain at said amount for the remainder of the term.

          2.   RESTATEMENT OF OTHER LEASE TERMS.

               All terms, covenants and conditions of the Lease shall remain in full force and effect except as specifically modified herein.

               IN WITNESS WHEREOF, the parties execute this Amendment on the date set forth below their signature.

LANDLORD:                               TENANT:

CALIFORNIA SECOND, LTD.,                LTX CORPORATION,
a Florida limited partnership           a Massachusetts corporation

By:  McCandless Partnership, a
     California limited partnership,
     a General Partner



     By: /s/                            By:  /s/ David A. Adley
       ---------------------------         ------------------------------
          Birk S. McCandless, as                  (Signature)
          Trustee under the Birk S.
          McCandless and Mary                     David A. Adley
          McCandless Inter Vivos           -------------------------------
          Trust Agreement dated                   (Printed Name)
          February 17, 1982, a                    V.P. Administration
          General Partner                  -------------------------------
                                                  (Title)


          5/30/90                                 5/30/90
     -----------------------------         --------------------------------
          (Date)                                  (Date)

                            THIRD AMENDMENT TO LEASE


     THIS THIRD AMENDMENT TO LEASE (this "Third Amendment") is made this 17th day of February, 1994 by and between CALIFORNIA SECOND, LTD,. a Florida limited partnership ("Landlord") and LTX CORPORATION, a Massachusetts corporation ("Tenant").

                                    RECITALS

     A. Tenant currently leases from Landlord approximately forty-two thousand forty-eight (42,048) square feet of space located at 3970 North First Street, San Jose, California (the "Premises") pursuant to that certain lease dated March 8, 1984, as amended by that certain Addendum No. 1 dated May 7, 1984, as further amended by that certain Addendum No. 2 dated May 30, 1990
(collectively, the "Lease").

     B.   The Lease provides for a termination date of June 20, 1994.

     C. Landlord and Tenant desire to extend the term of the Lease on the terms and conditions specified herein.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises contained herein, the parties hereto agree to amend the Lease as follows:

     1. TERM. THe term of the Lease is hereby extended to June 20, 1999. The five (5) year period commencing on June 21, 1994 and ending on June 20, 1999 is referred to herein as the "Extended Term."

     2,   Basic Rent.  The basic rent for the period commencing January 1. 1994 through June 20, 1994 is modified as specified below and the basic rent during the Extended Term is as specified below:

          January 1, 1994 through
          May 31, 1994                            $31,788.29 per month

          June 1, 1994 through
          June 20, 1994                           $21,192.19 (total for
                                                  the twenty (20) day
                                                  period)

          June 21, 1994 through                   $9,563.12 (total for
          June 30, 1994                           the ten  (10)  day
                                                  period)


          July 1, 1994 through
          June 20, 1999                           $28, 689.35 per month



     3. OPTION TO EXTEND TERM. Landlord grants to Tenant the option to extend the term for one period of five (5) years (the "Second Extended Term") following the expiration of the Extended Term set forth in paragraph 1 under all the provisions of this Amendment except for the amount of the basic rent. The basic rent for the Second Extended Term shall be adjusted to ninety-five percent (95%) of the market rate provided that in no event shall the basic rent for the Second Extended Term be less than the Basic rent in effect at the expiration of the Extended Term. This option is further subject to the following terms and conditions:

          (a) Tenant must deliver its irrevocable written notice of Tenant's exercise of this option to Landlord not less than six (6) lease months, nor more than twelve (12) lease months, prior tot he expiration of the Extended Term. Time is of the essence with respect to the time period during which Tenant must deliver to Landlord its written notice of exercise and , therefore, if Tenant fails to give Landlord its irrevocable written notice of its exercise of this option within the time period provided above then this option shall expire and be of no further force or effect.

          (b) The parties shall have thirty (30) days from the date Landlord receives Tenant's notice of exercise in which to agree on the amount constituting the market rate. If Landlord and Tenant agree on the amount f the market rate. If Landlord and Tenant agree on the amount of the market rate, they shall immediately execute an amendment to this lease setting forth the expiration date of the Second Extended Term and the amount of the basic rent to be paid by Tenant during the Second Extended Term. If Landlord and Tenant are unable to agree on the amount of the market rate within such time period, then, at the request of either party, the market rate shall be determined in the following manner: (i) within thirty (30) days of the request of either party, Landlord and Tenant shall each select a licensed real estate appraiser with not less than five (5) years primary experience in the business of appraising commercial property and commercial leases of property of the same type use and in the same geographic area as the

Premises; (ii) within fifteen (15) days of their appointment, such two real estate appraisers shall select a third appraiser who is similarly qualified;
(iii) within thirty (30) days from the appointment of the third appraiser, the three appraisers so selected shall, acting as a board of arbitrators, then determine the amount of the market rate, basing their determination on standard procedures and test normally employed in determining market rates and applying the factors included within the definition of market rate set forth in subparagraph (c) below. The decision of the majority of said appraisers shall be final and binding upon the parties hereto. If a majority of the appraisers are unable to agree on the market rate within the stipulated period of time, the three opinions of the market rate shall be added together and their total divided by three; the resulting quotient shall be the market rate. If, however, the low opinion and/or the high opinion are/is more than 15% lower and/or higher than the middle opinion, the low opinion and /or the high opinion , as the case bay be, shall be disregarded. If only one opinion is disregarded, the remaining two opinions shall be added together and their total divided by two and the resulting quotient shall be the market rate. If both the low opinion and the high opinion ar disregarded as stated in this paragraph, the middle opinion shall be the market rate. If a party does not appoint a qualified appraiser within the required time period the appraiser appointed by the other party shall be the sole appraiser and shall determine the market rate. If the two appraisers appointed by the parties are unable to agree on the third appraiser, either of the parties to the lease, by giving ten (10) days ' notice to the other party, can apply to the then president of the county real estate board of the county in which the Premises are located, or to the presiding judge of the superior court of that county, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each party shall pay the expenses and charges of the appraisers appointed by it and the parties shall pay the expenses and charges of the third appraiser in qual shares. When the market rate has been so determined, Landlord and Tenant shall immediately execute an amendment to this lease stating the basic rent for the Second Extended Term.

          (c) As used herein, the "market rate" shall be the monthly rent (triple net) then obtained for five (5) year fixed rent leases of comparable terms for premises in the Project and in buildings and/or projects within the same geographical area of similar types and identity, quality and location as the Project.

          (d) Common area charges shall continue to be determined and payable as provided in paragraph 16 of the Lease.

          (e) Tenant shall not assign or otherwise transfer this option or any interest therein and any attempt to do so shall render this option null and void. Tenant shall have no right to extend the term beyond the Second Extended Term. If Tenant is in default under the Lease as amended hereby at the date of delivery of Tenant's notice of exercise to Landlord, then such notice shall be of no effect and this lease shall expire at the end of the Second Extended Term. If Tenant is in default under this lease at the last day of the Extended Term, then Landlord may in its sole discretion elect to have Tenant's exercise of this option be of no effect, in which case this lease shall expire at the end of the Extended Term.

     4. INSURANCE. Landlord's obligations to obtain and keep in force certain insurance policies, as specified in paragraph 11 of the Original Lease, is hereby modified to provide that Landlord may, but shall not be obligated to, obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of such insurance shall be a Common Area Charge as provided in paragraph 11.

     5. ALTERATIONS. With respect to alterations made to the Premises from and after the date of this Amendment, paragraph 8 of the lease is hereby modified to provide that with respect to such alterations which Tenant is required by Landlord to remove at the end of the lease term, in addition to removing the alteration and repairing any damage to the Premises caused by such removal and complying with the surrender provisions in paragraph 23 of the lease, Tenant shall also be obligated to restore the Premises to their condition as it existed prior to Tenant making such alteration. Tenant's obligation to remove, repair and restore with respect to alterations which Tenant has made to the Premises prior to the date of this Amendment shall be governed by the Lease and such agreements as the parties previously agreed without modification by the preceding sentence.

     6. REAL ESTATE BROKERS. Each party represents and warrants to the other party that it has not had dealings in any manner with any real estate broker, finder or other person with respect to the Premises and the negotiation and execution of this Amendment except Cooper Brady. Except as to commissions and fees to be paid as provided in this paragraph, each party shall indemnify and hold harmless the other party from all damage, loss, liability and expense (including attorney's fees and related costs) arising out of or resulting from any claims for commissions or fees that may or have been asserted against the other party by any broker, finder or other person with whom Tenant or Landlord has or purportedly has dealt with in connection with the Premises and the negotiation and execution of this Amendment. To the extent agreed to between Landlord and Cooper Brady, Landlord shall pay all broker leasing commissions to Cooper Brady in connection with this transaction. Landlord and Tenant agree that Landlord shall not be obligated to pay any broker leasing commissions arising out of or relating to any extended term beyond the Extended Term or to any expansion or relocation of the Premises at any time.

     7. MODIFICATION TO ENTRY BY LANDLORD PROVISION. Paragraph 14 of the Original Lease is hereby modified by adding the following language at the end of said paragraph 14:

          "Notwithstanding anything to the contrary contained in this paragraph 14, Landlord may not enter the Premises without Tenant's consent, except in the case of emergency, unless Landlord has given Tenant at least twenty-four (24) hours prior notice of its intent to enter. In any event, entry by Landlord shall not unreasonably interfere with Tenant's use of the Premises."

     8. MODIFICATION OF COMMON AREA CHARGES PROVISION. Paragraph 16 of the Original Lease is hereby modified by replacing the second sentence in the first subparagraph of paragraph 16 in its entirety with the following sentence:

          "Tenant further agrees that Common Area Charges shall include an additional 5% of the actual expenditures for the aggregate of all other Common Area Charges (excluding any management fees) in order to compensate Landlord for accounting and processing services."

     9. MODIFICATION OF DEFAULT PROVISION. Paragraph 20 of the Original Lease is hereby modified by deleting the last sentence of the first subparagraph in its entirety and substituting in lieu thereof the following sentence:

          "No notice shall be required in the event of failure to pay any rent or other or other sum or in the event of abandonment or vacation of the Premises, except as required by California law."

     10. REPAIR AND MAINTENANCE. The second subparagraph of paragraph 9 of the Lease regarding Repair and Maintenance is hereby modified by deleting the second subparagraph in its entirety and substituting in lieu thereof the following second subparagraph:

          "Subject to the provisions of paragraph 17, Landlord shall keep and maintain the roof and structural elements of the building constituting the Project, and Common Area, in good order and repair. As used herein, "roof" is defined as the building's roofing membrane and tiles, and "structural elements" is defined as the building's foundation, slab-on-crate, columns, shear walls, floor trusses, metal deck and concrete fill, and the roof beams, purlins and roof plywood. Further, if the interior walls are damaged by a casualty and insurance proceeds are paid to Landlord for such damage and in an amount sufficient do repair such damage, then Landlord shall promptly repair such damage. In all other cases, damage to the interior walls (whether caused by an uninsured casualty or otherwise) shall be the Tenant's responsibility as provided above. Tenant waives all rights under and benefits of California Civil Code Sections 1932(1), 1941 and 1942 and under any similar law, statute or ordinance now or hereafter in affect. The cost of the repairs and maintenance which are the obligation of Landlord hereunder shall be a Common Area Charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16; provided, however, that if Landlord replaces the entire roof of the building containing the Premises during the term, Landlord shall bear the cost thereof and no part thereof shall be included in a Common Area Charge and provided, further, that if any repairs or maintenance are required because of an act or omission of Tenant, or its agents, employees or invitees, Tenant shall pay to Landlord upon demand the full costs of such repair or maintenance. Notwithstanding anything to the contrary in this paragraph above, any capital improvement to the structural elements (as defined above), which is not required by reason of Tenant's specific use of or activities on the Premises, which are required to be made by Landlord shall be made by Landlord, and the cost thereof shall be included within Common Area Charges ratably

          Over the useful life of such capital improvement and Tenant shall pay its proportionate share thereof. The determination of what constitutes a "capital improvement" and the useful life of the capital improvement shall be made by Landlord in accordance with generally accepted accounting principles."

     11. INSURANCE. The first subparagraph of paragraph 11 of the Original Lease regarding Insurance is hereby modified by deleting the first subparagraph in its entirety and substituting in lieu thereof the following first subparagraph:

          "Tenant, at its sole cost and expense, shall keep in force during the term (i) public liability insurance with limits of at least $2,000,000 per occurrence for injuries to or death of persons occurring in, on or about the Premises or the Project, and property damage insurance with limits of at least $2,000,000 per occurrence (which insurance may, or may not, without obligation, include flood and/or earthquake insurance coverage and Tenant shall have no liability to Landlord for electing not to obtain flood and/or earthquake insurance) and (ii) Worker's Compensation insurance as required by the State of California. All such policies shall be primary and shall provide that said insurance shall not be cancelled or reduced except upon (a) at least thirty
          (30) days prior written notice to Landlord if such cancellation or reduction results from any reason other than non-payment of premium or (b) at least ten (10) days prior written notice to Landlord if such cancellation or reduction results from non-payment of premium. Further, Tenant's public liability insurance shall name Landlord as Additional Insured using ISO Bureau Form G109 or G112001 (or a successor form), shall contain cross-liability endorsements, and shall be issued by an insurance company admitted to transact business in the State of California. Landlord agrees to pay on demand up to $25 for the Additional Insured Endorsement."

     The third subparagraph of paragraph 11 of the Original Lease is hereby modified by adding the following sentence to the end of the third subparagraph:

          "The amount of the deductible which Landlord may pass through to Tenant as a Common Area Charge shall not exceed commercially reasonable amounts (i.e. deductible amounts which are customarily provided by insurance companies for comparable insurance on similar projects to this Project, or customarily obtained by landlords in similar situations). Deductibles up to $10,000 per incident shall be conclusively presumed to be commercially reasonable for purposes of this paragraph."

     12. DAMAGE BY FIRE; CASUALTY. The second subparagraph of paragraph 17 of the Lease is hereby modified by deleting clause (ii) in its entirety and substituting in lieu thereof the following clause (ii):

          "(ii) in the event that the damage is due to any cause other than fire or other peril covered by the insurance required by paragraph 11, then Landlord may terminate this lease;"

     13. INDEMNIFICATION. The second sentence of paragraph 18 of the Lease regarding Indemnification is hereby modified by deleting the second sentence of paragraph 18 in its entirety and substituting in lieu thereof the following second sentence:

          "Except as to injury to persons or damage to property, the principal cause of which is the negligence of Landlord or its authorized representatives, Tenant shall hold Landlord harmless from and defend Landlord against any liability, loss, damage or expense, including reasonable attorneys' fees, arising out of any injury to or death of any person or damage to or destruction of property (other than Landlord's property) occurring in, on or about the Premises from any cause whatsoever."

     14. NOTICE AND COVENANT TO SURRENDER. The first sentence of the first subparagraph of paragraph 23 of the Lease regarding

Notice and Covenant to Surrender is hereby modified by deleting such first sentence in its entirety and substituting in lieu of thereof the following first sentence:

          "On the last day of the term or on the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises and all of Tenant's improvements and alterations in their condition existing as of the commencement of the term, normal wear and tear excepted, and all floors clean, all to the reasonable satisfaction of Landlord."

     15. RESTATEMENT OF OTHER LEASE TERMS. Except as specifically modified above, all other terms, covenants and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the date first set forth above.

LANDLORD:                               TENANT:

CALIFORNIA SECOND, LTD.,                LTX CORPORATION,
a Florida limited partnership           a Massachusetts corporation

By:  McCandless Partnership,            By: /s/ David A. Adey
     a California general partnership,       --------------------------
     A General Partner                            (Signature)

                                                  David A. Adey
By: /s/ Birk S. McCandless                  --------------------------
    --------------------------------              (Printed Name)
    Birk S. McCandless, as Trustee
    under the Birk S. McCandless            Senior Vice President Administration
    and Mary McCandless Inter               --------------------------
    Vivos Trust Agreement dated                   (Title)
    February 17, 1982, a General
    Partner                                       February 17, 1994
                                            --------------------------
                                                  (Date)

                              FOURTH AMENDMENT TO LEASE

     THIS FOURTH AMENDMENT TO LEASE (this "Fourth Amendment") is made this
day of                    , 1994 by and between CALIFORNIA SECOND, LTD., a
      --------------------
limited partnership ("Landlord") and LTX CORPORATION, a Massachusetts corporation ("Tenant").

                                       RECITALS

     A. Tenant currently leases from Landlord approximately forty-two thousand forty-eight (42,048) square feet of space located at 3970 North First Street, San Jose, California (the "Premises") pursuant to that certain lease dated March 8, 1984, as amended by (i) that certain First Addendum to Lease dated May 7, 1984, (ii) that certain Addendum No. 2 dated May 30, 1990, and (iii) that certain Third Amendment to Lease dated February 17, 1994 (collectively, the "Lease").

     B. Tenant desires to enter into a sublease (the "Sublease") with Novellus Systems, Inc., a California Corporation ("Novellus") to be executed substantially concurrently herewith, which requires certain modifications to the Lease, as more specifically provided hereinbelow.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree to amend the Lease as follows:

     1. OPTION TO EXTEND TERM. Paragraph 3(e) of the Third Amendment to Lease is hereby modified by adding a new sentence which shall be inserted after the first sentence of such subparagraph, which shall read as follows:

          "Notwithstanding the preceding sentence, Tenant shall be permitted to assign its rights under this option to Novellus Systems, Inc., in connection with that certain Sublease Agreement to be executed substantially concurrently herewith."

     2. ALTERATIONS. Paragraph 8 of the Master Lease is hereby modified by adding the following subparagraph at the end of Section 8:

          "Notwithstanding any provision to the contrary, Landlord agrees that it will not unreasonably withhold or delay its consent to alterations that comport with the proposed tenant improvements specified in Paragraph 2.9 of the Sublease and Exhibit B attached thereto and construction thereof otherwise complies with all other terms of this Paragraph 8."

     3. NOTICE AND COVENANT TO SURRENDER. Paragraph 23 of the Lease, "Notice and Covenant to Surrender" is hereby modified by deleting the first sentence of paragraph 23 in its entirety and substituting in lieu thereof the following:

     "On the last day of the term or on the effective date of any earlier termination, Tenant shall surrender the Premises and all of Tenant's improvements and alterations in their condition as they will exist upon completion of the improvements contemplated in paragraph 2.9 of the Sublease and as described in Exhibit B attached thereto, reasonable wear and tear excepted. Landlord acknowledges that Tenant shall have no obligation to restore the Premises to its condition existing at the commencement of the term."

     4. ENVIRONMENTAL MATTERS. The following section regarding "Environmental Matters" is hereby added to the Lease as paragraph 51:

     "51. ENVIRONMENTAL MATTERS

          A.   TENANT'S COVENANTS REGARDING HAZARDOUS MATERIALS.

               (1) HAZARDOUS MATERIALS HANDLING. Except as specifically provided in paragraph 51.D below, Tenant, its agents, invitees, employees, contractors, sublessees, assigns and/or successors shall not use, store, dispose, release or otherwise cause to be present or permit the use, storage, disposal, release or presence of Hazardous Materials (as defined below) on or about the Premises or Proejct. As used herein "Hazardous Materials" shall mean any petroleum or petroleum by-products, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance", "hazardous waste", "hazardous materials', "toxic substance" or "toxic waste" as those terms are defined under the provisions of the California Health and Safety Code and/or the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), or any other hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or any agency thereof, or the United States Government or any agency thereof.

               (2) NOTICES. Tenant and Novellus Systems, Inc. (as a Subtenant who is bound to comply with the terms of the Master Lease) shall immediately notify Landlord in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any law, regulation or ordinance relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any hazardous Materials (collectively "Hazardous Materials Laws"); (ii) any claim made or threatened by any person against Tenant or Novellus, the Premises, Project or buildings within the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and
(iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises, Project or buildings within the Project, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant and Novellus shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant or Novellus first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Project or buildings within the Project or Tenant's or Novellus' use thereof. Tenant and Novellus shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

          B. INDEMNIFICATION OF LANDLORD. Tenant and Novellus shall indemnify, defend (by counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, Project or buildings within the Project or discharge in or from the Premises, Project or buildings within the Project of any hazardous Materials which is caused by Tenant's or Novellus' use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, Project or buildings within the Project, (ii) Tenant's or Novellus' failure to comply with any Hazardous Materials Laws whether knowingly, unknowingly, intentionally or unintentionally, or (iii) any breach or inaccuracy in any of the representations or warranties made by Tenant or Novellus herein, or any breach of any of the obligations of Tenant or Novellus contained in this paragraph 51. Tenant's and Novellus' obligations as specified in the preceding sentence shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, Project or buildings within the Project, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. In addition, Tenant and Novellus shall reimburse Landlord for (i) losses in or reductions to rental income resulting from Tenant's or Novellus' use, storage or disposal of Hazardous materials, (ii) all costs of refitting or other alterations to the Premises, Project or buildings within the Project required as a result of Tenant's or Novellus' use, storage, or disposal of Hazardous Materials including, without limitations, alterations required to accommodate an alternate use of the Premises, Project or buildings within the Project, and (iii) any diminution in the fair market value of the Premises, Project or buildings within the Project caused by Tenant's or Novellus' use, storage, or disposal of Hazardous Materials. For purposes of this paragraph 51, any acts or omissions of Tenant or Novellus, or by employees, agents, assignees, subtenants (including specifically Novellus), contractors or subcontractors of Tenant or Novellus or others acting for or on behalf of Tenant or Novellus (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant and Novellus.

          C. SURVIVAL. The provisions of this paragraph 51, including without limitation the rights and obligations in paragraphs 51.A, 51.B, 51.C, 51.D, 51.E, shall survive the expiration or earlier termination of the term of the Lease.

          D. PERMITTED HAZARDOUS SUBSTANCES. Landlord hereby acknowledges that notwithstanding paragraph 51.A(1)(a) above, Tenant has requested Landlord's consent to the potential use, storage, generation, treatment and disposal at the Premises of the Hazardous Materials, a list of which shall be provided to Landlord prior to Tenant's use of any hazardous substances (the "Permitted Hazardous Substances") by Novellus Systems, Inc., a California Corporation ("Novellus") in connection with a proposed sublease to Novellus. Tenant's use of the Permitted Hazardous Substances is subject to Landlord's reasonable consent. In consideration of, and in reliance upon, the representations and warranties of Tenant and Novellus set forth in this paragraph 51.D which shall be provided to Landlord prior to Tenant's use of any hazardous substances, and the additional covenants of Tenant and Novellus set forth in paragraph 51.E below, Landlord will not unreasonably withhold its consent to the use (hereinafter defined) of the Permitted Hazardous Substances by Novellus as a subtenant of Tenant, subject to the representations, warranties, covenants and terms contained in this paragraph 51. Tenant and Novellus hereby represent and warrant to Landlord as follows (which representations and warranties shall survive the expiration or earlier termination of this lease):

               1.   Novellus has obtained the following EPA generator number:

---------------.

               2. Attached as Exhibit B is a true, correct, and complete description of the uses or processes involving the Permitted Hazardous Substances (the "Use"), which includes (i) quantities, storage or handling procedures, (ii) whether any waste Hazardous Materials are generated and (iii) the disposal procedures required therefor. Novellus has obtained the following governmental permits or approvals regarding its Use of the Permitted Hazardous Substances (copies of which have been delivered to Landlord), all of which permits and approvals are in full force and effect:

               A.
                 -------------------------------------------

               B.
                 -------------------------------------------

               C.
                 -------------------------------------------

               D.
                 -------------------------------------------

Novellus has made the following filings with governmental agencies regarding its Use of the Permitted Hazardous Substances (copies of which have been delivered to Landlord):

               A.
                 -------------------------------------------

               B.
                 -------------------------------------------

               C.
                 -------------------------------------------

               D.
                 -------------------------------------------

Except for the foregoing permits and filings, Novellus represents that no further action is required in connection with Novellus' Use of the Permitted Hazardous Substances in compliance with applicable laws.

               3. Waste Hazardous Material generated as a result of the Use of the Permitted Hazardous Substances is or will be:

                    (i)  disposed of by the following licensed disposal company:
                                             , at the following site:
---------------------------------------------                        ----------.
                    (ii) one hundred percent (100%) recycled as described in Exhibit E.

               4. Novellus is not currently the subject of any regulatory investigation, inquiry, order or proceeding regarding Novellus' use of Hazardous Materials.

          E.   Tenant and Novellus agree to the following additional provisions:



               (1) COMPLIANCE WITH ENVIRONMENTAL LAWS: Tenant and Novellus shall at all times and in all respects comply with all Hazardous Materials Laws.

               (2) HAZARDOUS MATERIALS HANDLINGS: Novellus shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Novellus' use of the Premises. Novellus shall cause any and all Hazardous Materials removed from the Premises and the Project to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Novellus shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises or the Project in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. All reporting obligations imposed by Hazardous Materials Laws are strictly the responsibility of Novellus. Novellus is and shall be deemed to be the "operator" "in charge" of Novellus' "facility" and the "owner" of all Permitted Hazardous Substances and Hazardous materials generated or resulting therefrom as such terms are used in the Hazardous Materials Laws.

               (3) ADDITIONAL INSURANCE OR FINANCIAL CAPACITY: If at any time Landlord in its good faith business judgment determines that Tenant is not maintaining sufficient insurance or other means of financial capacity to enable Tenant to fulfill its obligation to Landlord hereunder, whether or not then accrued, liquidated, conditional or contingent, Tenant shall procure and thereafter maintain in full force and effect such insurance or other form of financial assurance, with or from companies or persons and in forms reasonably acceptable to Landlord, as Landlord may from time to time request. Landlord may procure such insurance if Tenant fails to meet its obligation hereunder and the costs thereof shall be passed through to Tenant and payable by Tenant to Landlord promptly upon demand by Landlord.

               (4) ENVIRONMENTAL AUDIT; RIGHT OF ENTRY: Landlord shall have the right to enter the Premises from time to time upon reasonable notice to inspect the Premises for compliance with the provisions of this Paragraph 51. If Tenant is using or has used Hazardous Materials on the Premises, then not more than once every two (2) years, Landlord shall have the right to require Tenant, at Tenant's sole cost and expense, to undertake and submit to Landlord a periodic environmental audit from an environmental company approved by Landlord, which audit shall cover Tenant's and Novellus' compliance with this paragraph 51. In addition, if Landlord has reason to believe that either Tenant or Novellus is not operating in compliance with the terms of this Paragraph 51, then Landlord may conduct additional environmental audits and the cost of such audit shall be at Tenant's expense unless Tenant and Novellus both are found to be in total compliance with the terms of this Paragraph 51. Also, an environmental audit may be conducted by Landlord, at Tenant's sole cost and expense, in connection with Tenant's surrender of the Premises at the expiration or earlier termination of this lease, if reasonably necessary to determine Tenant's and Novellus' compliance with the terms of this Paragraph 51. Tenant shall promptly comply with all requirements of any such audit and cure all matters raised therein at Tenant's sole cost. Tenant also agrees to comply with Landlord's reasonable request for additional information including questionnaires, necessary to assure Landlord of Tenant's compliance with the provisions of this paragraph 51."

     4. RESTATEMENT OF THE LEASE TERMS. Except as specifically modified herein, all of the terms, covenants and conditions of the Lease shall remain in full force and effect.
                                          7

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first written above.

LANDLORD:                               TENANT:

CALIFORNIA SECOND, LTD.,                LTX CORPORATION,
a Florida limited partnership           a Massachusetts corporation

By:  McCandless Partnership,            By:
     a California general partnership,     ---------------------------
     and Mary McCandless Inter                    (Signature)
     Vivos Trust Agreement dated
     February 17, 1982, a General       ------------------------------
     Partner                                    (Printed Name)

                                        ------------------------------
                                                  (Title)

                                        ------------------------------
                                                  (Date)

NOVELLUS ACKNOWLEDGEMENT AND AGREEMENT:

Novellus hereby acknowledges and agrees that the modifications to the Lease as provided in the foregoing Fourth Amendment to Lease were made primarily to accommodate the Sublease from Tenant to Novellus and as a condition to Landlord's agreement to enter into this Fourth Amendment to Lease, and to consent to the Sublease, Landlord required Novellus to acknowledge and agree to and be bound to Landlord to perform the provisions of paragraph 4 of this Fourth Amendment to lease, regarding environmental matters and the indemnity obligations specified therein, and by its signature below, Novellus accepts and agrees to all of such provisions.

NOVELLUS SYSTEMS, INC.
a California corporation

By:
   ---------------------------
     (Signature)

------------------------------
     (Printed Name)

------------------------------
     (Title)

------------------------------
     (date)

                                          8